Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re THE THAXTON GROUP	Case No.	03-13182 - 03-13213
Jointly Administered

	Reporting Period:	October-06

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank reconcilation ( or copies of Debtor’s bank reconciliations	MOR-1 (CON’T)	X
Copies of bank statements			X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returnes filed during reporting period		X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconcilations and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Robert Dunn	11/27/06
Signature of Authorized Individual*	Date

Robert Dunn	President and Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	October 31, 2006

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual		Projected
Cash Beginning of Month	14,526,968	—			14,526,968	3,542,410	20,970,070		19,402,924

Receipts
Cash Sales
Accounts Receivable	10,219,535				10,219,535	7,300,000	444,521,048		396,561,238
Interest Income/Other Income	34,624				34,624	—	12,148,167		1,221,000
Additional Deposits/Tax Withheld					—	—	—		—
Other (Attach List)	—				—	—	46,302,400		—
Transfers between Accounts	(2,536,102)	2,536,102			—				—
Proceeds from the Sale of Assets
							—		—

Total Receipts	7,718,058	2,536,102	—	—	10,254,160	7,300,000	502,971,614		397,782,238

Disbursements
Gross Payroll/Payroll Taxes		2,536,102			2,536,102	1,805,750	86,709,530		76,305,395
Sales, Use & Other Taxes	24,367				24,367		1,750,778		—
Inventory Purchases					—		—		—
Secured/Rental/Leases	205,381				205,381		4,299,964		—
Insurance/Payroll WH paid from operating accounts	28,512				28,512	22,000	570,176		518,800
Marketing					—		—		—
Property Mainenance/Utilites					—		—		—
Other (Attach List)	1,199,324				1,199,324	1,642,445	76,840,522		79,008,438
					—
Loan Proceeds/Expenses Related To Loans/Insurance	5,192,577				5,192,577	4,540,000	227,780,174		222,360,538
					—		—
Deposits to Lenders	—				—		75,185,504		2,500,000
Professional fees - Carve-out	575,262				575,262	800,000	34,918,635		33,671,526
US Trustee Quarterly Fees	—				—	—	866,801		788,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	7,225,424	2,536,102	—	—	9,761,526	8,810,195	508,922,083		415,152,947

Net Cash Flow (Receipts less Disbursements)	492,634	—	—	—	492,634	(1,510,195)	(5,950,469)		(17,370,709)

Cash - End of Month	15,019,602	—	—	—	15,019,602	2,032,215	15,019,602		2,032,215

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE								(0)	(0)

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP CONSOLIDATED

Week Ending	BUDGET 10/6	BUDGET 10/13	BUDGET 10/20	BUDGET 10/27	BUDGET MONTH OCTOBER
Beginning Cash	$3,542,410	$4,149,235	$2,869,440	$2,839,815	$3,542,410

Cash Receipts

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	2,200,000	1,650,000	1,750,000	1,700,000	7,300,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	2,200,000	1,650,000	1,750,000	1,700,000	7,300,000

Cash Disbursements
Loan Proceeds Checks	950,000	1,100,000	1,100,000	1,100,000	4,250,000
Expenses related to Loans	70,000	90,000	60,000	70,000	290,000
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	1,020,000	1,190,000	1,160,000	1,170,000	4,540,000

					—

NET CASH RECEIPTS	1,180,000	460,000	590,000	530,000	2,760,000

CASH DISBURSEMENTS:

Operating Cash Disbursements

Advertising	36,000	60,000	36,000	49,000	181,000
Bank Charges	—	25,070	—	—	25,070
Claims Funding*	45,000	59,000	39,000	29,000	172,000
Company Auto	30,000	50	—	—	30,050
Computer Costs	10,000	7,500	4,500	3,000	25,000
Dues And Subscriptions	—	6,000	—	3,000	9,000
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	4,000	—	—	—	4,000
Fixed Assets	—	15,000	15,000	—	30,000
Forms & Printing	15,000	—	—	35,000	50,000
Insurance	500	15,500	500	500	17,000
Meals & Entertainment	14,000	50	—	—	14,050
Miscellaneous	8,750	4,750	3,750	750	18,000
Office Expense	6,150	2,175	2,175	150	10,650
Postage	15,175	8,200	8,200	8,200	39,775
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	27,000	—	—	27,000
Professional Fees-Ordinary Course	25,000	15,000	15,000	15,000	70,000
Rent	1,500	15,000	2,000	197,500	216,000
Repairs & Maintenance	5,100	5,000	3,000	4,000	17,100
Roadgard	—	45,000	—	—	45,000
Advertising	—	—	5,000	—	5,000
Taxes & Licenses	4,000	6,000	—	—	10,000
Telephone	20,000	15,000	41,500	10,000	86,500
Temporary Agency Staff	5,000	—	—	—	5,000
Board of Directors	15,000	3,500	—	—	18,500
Travel	20,000	2,000	1,000	1,000	24,000
Utilities	28,000	11,750	9,000	6,000	54,750

Total Operating Cash Disbursements	308,175	348,545	185,625	362,100	1,204,445

Other Items

Interest to Finova	—	—	—	—	—
Payroll Paid TTG	—	16,750	—	16,750	33,500
Payroll Paid SMC	—	772,500	200,000	745,000	1,717,500
401K	53,000	—	—	1,750	54,750
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	22,000	—	22,000
Credit Insurance Carrier	—	390,000	—	—	390,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	—	—	—	—
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	200,000	200,000	200,000	200,000	800,000

Total Other Items	265,000	1,391,250	434,000	975,500	3,065,750

					—
Cash from Operations					—
Total Collections	2,200,000	1,650,000	1,750,000	1,700,000	7,300,000
Total Disbursements	1,381,175	2,717,795	1,567,625	2,295,600	7,962,195

Net Cash from Operations	818,825	(1,067,795)	182,375	(595,600)	(662,195)

Restructuring Expense	(212,000)	(212,000)	(212,000)	(212,000)	(848,000)

Net Change in Cash	606,825	(1,279,795)	(29,625)	(807,600)	(1,510,195)

Adjustment due to New Budget Period					—

Ending Cash	4,149,235	2,869,440	2,839,815	2,032,215	2,032,215

THAXTON MONTHLY OPERATING REPORT - October 2006

THE THAXTON GROUP Cash Disbursements for THE THAXTON GROUP - Consolidated Monthly Court Report for	October-06	FOR INFORMATION PURPOSES ONLLY JOINTLY ADMINISTERED HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP,INC Corporate	Thaxton Operating Company All activity recorded at sub level	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	14,526,967.95	13,231,245.97	—		1,295,721.98	(0.00)

			—
TICO Cash Collected	—	—			—	—
SM Cash Collected	10,219,535.42	—			10,219,535.42	—
TIG Cash Collected	—	—			—	—
TPF Cash Collected	—	—			—	—
TCL Cash Collected	—	—			—	—
Other Income Collected	34,624.36	34,167.43			—	456.93
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	10,254,159.78	34,167.43	—	—	10,219,535.42	456.93

		—			—	—
	—				—	—
CORRECTION OF BEGINNING BALANCES	—	—			—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,007,305.83			(741,726.28)	(265,579.55)
	—	—			—	—
	—				—	—

Total Cash Receipts and Transfers	10,254,159.78	1,041,473.26	—	—	9,477,809.14	(265,122.62)

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	4,901,506.21	—			4,901,506.21	—
Expenses related to Loans\Thaxton Insurance Group	291,070.93	—			291,119.68	(48.75)

Subtotal - Loans	5,192,577.14	—	—		5,192,625.89	(48.75)

		—			—	—
Cash Disbursements - Other	—	—			—	—
Advertising	281,744.87	—			281,744.87	—
Bank Charges	18,575.26	128.08			18,447.18	—
Claims Funding*	187,188.61	—			187,188.61	—
Company Auto	12,506.41	—			12,506.41	—
Computer Costs	12,714.25	3,517.89			9,196.36	—
Dues And Subscriptions	9,375.35	—			9,375.35	—
Equipment Rental	4,160.83	—			4,160.83	—
Fixed Assets	12,413.66	—			12,413.66	—
Forms & Printing	74,459.93	35.16			74,424.77	—
Insurance	28,512.11	2,293.99			26,218.12	—
Meals & Entertainment	10,412.61	125.11			10,287.50	—
Miscellaneous	(254,331.69)	—			19,290.44	(273,622.13)
Office Expense	17,785.56	2,171.44			15,614.12	—
Postage	44,378.25	17.80			44,360.45	—
Prepaid Software ABS	23,627.77	—			23,627.77	—
Professional Fees-Ordinary Course	23,209.55	20,072.87			3,136.68	—
Rent	205,380.70	5,336.00			200,044.70	—
Repairs & Maintenance	19,276.22	175.00			19,101.22	—
Seminars & Meetings	6,070.66	—			6,070.66	—
Taxes & Licenses	24,367.40	625.17			23,742.23	—
Telephone	92,051.93	952.65			91,099.28	—
Travel	22,303.73	—			22,303.73	—
Utilities	48,977.00	368.00			48,609.00	—
Interest to Finova	—	—			—	—
Payroll Paid TTG	52,655.65	44,107.39			—	8,548.26
Payroll Paid SMC	2,483,446.48	—			2,483,446.48	—
Restructuring Officer	48,000.00	48,000.00			—	—
Insurance Renewal	22,421.58	—			22,421.58	—
Credit Insurance Payments	347,368.38	—			347,368.38	—
Deposit to Lender	—	—			—	—
US Trustee	—	—			—	—
Bankruptcy Professionals	575,261.72	575,261.72			—	—
Other	82,626.49	11,000.00			71,626.49	—

Total Other Cash Disbursements	4,568,948.50	714,188.27	—		4,119,834.10	(265,073.87)

					—	—

TOTAL ALL CASH DISBURSEMENTS	9,761,525.64	714,188.27	—		9,312,459.99	(265,122.62)

	15,019,602.09	13,558,530.96	—		1,461,071.13	—

BANK ACCOUNT RECONCILED BALANCES:	15,019,602.09	13,558,530.96			1,461,071.13	(0.00)

I attest that the above bank statement balances have been reconciled to the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

/s/ Robert Dunn
Signature

Robert Dunn	11/27/06
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated Monthly Court Report for	JOINTLY ADMINISTERED CASES 03-13182 - 03-13213

		Operating	Payroll	Other	Total
Beginning Cash Position		14,526,967.95		—	14,526,967.95

TICO Cash Collected		—	—	—	—
SM Cash Collected		10,219,535.42	—	—	10,219,535.42
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		34,624.36	—	—	34,624.36
		—	—	—	—
Proceeds from the sales of the TICO Assets		—	—	—	—

SUBTOTAL	—	10,254,159.78	—	—	10,254,159.78

		—	—	—	—
		—	—	—	—
CORRECTION OF BEGINNING BALANCES		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(2,536,102.13)	2,536,102.13	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	7,718,057.65	2,536,102.13	—	10,254,159.78

Cash Disbursements - Loans
Loan Proceeds Checks		4,901,506.21			4,901,506.21
Expenses related to Loans\Thaxton Insurance Group		291,070.93			291,070.93

Subtotal - Loans		5,192,577.14	—	—	5,192,577.14

		—
Cash Disbursements - Other		—
Advertising		281,744.87		—	281,744.87
Bank Charges		18,575.26	—	—	18,575.26
Claims Funding*		187,188.61		—	187,188.61
Company Auto		12,506.41	—	—	12,506.41
Computer Costs		12,714.25	—	—	12,714.25
Dues And Subscriptions		9,375.35	—	—	9,375.35
Equipment Rental		4,160.83	—	—	4,160.83
Fixed Assets		12,413.66	—	—	12,413.66
Forms & Printing		74,459.93	—	—	74,459.93
Insurance		28,512.11	—	—	28,512.11
Meals & Entertainment		10,412.61	—	—	10,412.61
Miscellaneous		(254,331.69)	—	—	(254,331.69)
Office Expense		17,785.56	—	—	17,785.56
Postage		44,378.25	—	—	44,378.25
Prepaid Software ABS		23,627.77	—	—	23,627.77
Professional Fees-Ordinary Course		23,209.55	—	—	23,209.55
Rent		205,380.70	—	—	205,380.70
Repairs & Maintenance		19,276.22	—	—	19,276.22
Seminars & Meetings		6,070.66	—	—	6,070.66
Taxes & Licenses		24,367.40	—	—	24,367.40
Telephone		92,051.93	—	—	92,051.93
Travel		22,303.73	—	—	22,303.73
Utilities		48,977.00	—	—	48,977.00
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	52,655.65	—	52,655.65
Payroll Paid SMC		—	2,483,446.48	—	2,483,446.48
Restructuring Officer		48,000.00	—	—	48,000.00
Insurance Renewal		22,421.58	—	—	22,421.58
Credit Insurance Payments		347,368.38	—	—	347,368.38
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		575,261.72	—	—	575,261.72
Other		82,626.49	—	—	82,626.49

Total Other Cash Disbursements		2,032,846.37	2,536,102.13	—	4,568,948.50

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS		7,225,423.51	2,536,102.13	—	9,761,525.64

		15,019,602.09	—	—	15,019,602.09

BANK ACCOUNT RECONCILED BALANCES:

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	714,188.27

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	714,188.27

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for FED ID#	October-06 57-0669498	Case #	03-13183

	Consolidated Totals	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	13,231,245.97	10,196,375.96	385,238.45	2,649,631.56	—

	—
TICO Cash Collected	—				—
SM Cash Collected	—				—
TIG Cash Collected	—				—
TPF Cash Collected	—				—
TCL Cash Collected	—				—
Other Income Collected	34,167.43	20,759.29		13,408.14	—

Proceeds from the sales of the TICO Assets	—

SUBTOTAL	34,167.43	20,759.29	—	13,408.14	—

	—				—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,007,305.83	—	—	971,598.44	35,707.39
	—
	—				—

Total Cash receipts	1,041,473.26	20,759.29	—	985,006.58	35,707.39

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks	—				—
Expenses related to Loans	—				—

Subtotal - Loans	—	—	—	—	—

					—
					—
Cash Disbursements - Other					—
Advertising	—				—
Bank Charges	128.08	64.04		64.04
Claims Funding*	—			—
Company Auto	—			—
Computer Costs	3,517.89			3,517.89
Dues And Subscriptions	—			—
Employee Reimbursements - collections exp	—			—
Equipment Rental	—			—
Fixed Assets	—			—
Forms & Printing	35.16			35.16
Insurance	2,293.99			2,293.99
Meals & Entertainment	125.11			125.11
Miscellaneous	—			—
Office Expense	2,171.44			2,171.44
Postage	17.80			17.80
Prepaid Expenses	—			—
Prepaid Software ABS	—			—
Professional Fees-Ordinary Course	20,072.87			20,072.87
Rent	5,336.00			5,336.00
Repairs & Maintenance	175.00			175.00
Roadgard	—			—
Seminars & Meetings	—			—
Taxes & Licenses	625.17			625.17
Telephone	952.65			952.65
Temporary Agency Staff	—
Travel	—
Utilities	368.00			368.00
Interest to Finova	—
Payroll Paid TTG	44,107.39		8,400.00		35,707.39
Payroll Paid SMC	—
Restructuring Officer	48,000.00			48,000.00
Insurance Renewal	—
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	575,261.72			575,261.72
Other	11,000.00			11,000.00

Total Other Cash Disbursements	714,188.27	64.04	8,400.00	670,016.84	35,707.39

TOTAL ALL CASH DISBURSEMENTS	714,188.27	64.04	8,400.00	670,016.84	35,707.39

	13,558,530.96	10,217,071.21	376,838.45	2,964,621.30	—

Book Balance per bank rec.	13,558,530.96	10,217,071.21	376,838.45	2,964,621.30	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No.	03-13183
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	13,231,245.97	—	—	13,231,245.97

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	34,167.43	—	—	34,167.43

Proceeds from the sales of the TICO Assets

SUBTOTAL	34,167.43	—	—	34,167.43

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	971,598.44	35,707.39	—	1,007,305.83
			—	—
	—	—	—	—

Total Cash receipts	1,005,765.87	35,707.39	—	1,041,473.26

Cash Disbursements - Loans
Loan Proceeds Checks	—	—	—	—
Expenses related to Loans	—	—	—	—

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	128.08	—	—	128.08
Claims Funding*	—	—	—	—
Company Auto	—	—	—	—
Computer Costs	3,517.89	—	—	3,517.89
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	35.16	—	—	35.16
Insurance	2,293.99	—	—	2,293.99
Meals & Entertainment	125.11	—	—	125.11
Miscellaneous	—	—	—	—
Office Expense	2,171.44	—	—	2,171.44
Postage	17.80	—	—	17.80
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	20,072.87	—	—	20,072.87
Rent	5,336.00	—	—	5,336.00
Repairs & Maintenance	175.00	—	—	175.00
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	625.17	—	—	625.17
Telephone	952.65	—	—	952.65
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	368.00	—	—	368.00
Interest to Finova	—	—	—	—
Payroll Paid TTG	8,400.00	35,707.39	—	44,107.39
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	—	—	—	—
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	575,261.72	—	—	575,261.72
Other	11,000.00	—	—	11,000.00

Total Other Cash Disbursements	678,480.88	35,707.39	—	714,188.27

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	678,480.88	35,707.39	—	714,188.27

	13,558,530.96	—	—	13,558,530.96

Book Balance per bank rec.

In re:	Case No.	03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company		Case #	03-13184	Case No.	01-10573
Monthly Court Report for	October-06
FED ID #	57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—				—	—	—

TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM		03-13186	Case No.	03-13186
Monthly Court Report for	October-06
FED ID#	58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—				—	—	—	—
Expenses related to Loans	—				—	—	—	—
Subtotal - Loans	—	—	—	—	—			—
Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—			—	—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE		Case No.	03-13185	Case No.	03-13185
Monthly Court Report for	October-06
FED ID#	54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM			—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group		Case #	03-13187	Case No.	03-13187
Monthly Court Report for	October-06
FED ID#	57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	—				—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—		—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		—	—	—	—

	—	—	—		—	—	—	—

Book Balance per bank rec.	—		—

In re:	Case No.	03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commerical Lending		Case #	03-13188	Case No.	03-13188
Monthly Court Report for	October-06
FED ID#	57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—
Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No.	03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company		Case #	03-13189	Case No.	03-13189
Monthly Court Report for	October-06
FED ID#	56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for	October-06
FED ID#

	Consolidated Totals	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	TICO-HQ 03-13195
Beginning Cash Position	(0.00)	—	—	(0.00)	—

	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—
SM Cash Collected	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	456.93	—	—	—	456.93

SUBTOTAL	456.93	—	—	—	456.93

	—	—	—	—	—
	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(265,579.55)	—	—	—	(265,579.55)
	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts and Transfers	(265,122.62)	—	—	—	(265,122.62)

		—	—	—	—
Cash Disbursements - Loans		—	—	—	—
		—	—	—	—
Loan Proceeds Checks	—	—	—	—	—
Expenses related to Loans	(48.75)	—	—	—	(48.75)

Subtotal - Loans	(48.75)	—	—	—	(48.75)

		—	—	—	—
	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—
Advertising	—	—	—	—	—
Bank Charges	—	—	—	—	—
Claims Funding*	—	—	—	—	—
Company Auto	—	—	—	—	—
Computer Costs	—	—	—	—	—
Dues And Subscriptions	—	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—	—
Equipment Rental	—	—	—	—	—
Fixed Assets	—	—	—	—	—
Forms & Printing	—	—	—	—	—
Insurance	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—
Miscellaneous	(273,622.13)	—	—	—	(273,622.13)
Office Expense	—	—	—	—	—
Postage	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—
Rent	—	—	—	—	—
Repairs & Maintenance	—	—	—	—	—
Roadgard	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—
Taxes & Licenses	—	—	—	—	—
Telephone	—	—	—	—	—
Temporary Agency Staff	—	—	—	—	—
Travel	—	—	—	—	—
Utilities	—	—	—	—	—
Interest to Finova	—	—	—	—	—
Payroll Paid TTG	8,548.26	—	—	—	8,548.26
Payroll Paid SMC	—	—	—	—	—
Restructuring Officer	—	—	—	—	—
Insurance Renewal	—	—	—	—	—
Credit Insurance Payments	—	—	—	—	—
Pre-Filing Prepays	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—
US Trustee	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—

Total Other Cash Disbursements	(265,073.87)	—	—	—	(265,073.87)

TOTAL ALL CASH DISBURSEMENTS	(265,122.62)	—	—	—	(265,122.62)

		—	—	—	—

	—	—	—	(0.00)	—

		—	—	—	—

Book Balance per bank rec.	(0.00)	—	—	(0.00)	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS		WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No.	-
Monthly Court Report for	October-06
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—							—	—	—	—	—

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	456.93									456.93	456.93	—	—	456.93

SUBTOTAL	456.93	—	—	—	—	—	—	—	—	456.93

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(274,127.81)	—	—	—	—	—	—	—	—	(274,127.81)	(274,127.81)	—	—	(274,127.81)
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	(273,670.88)	—	—	—	—	—	—	—	—	(273,670.88)	(273,670.88)	—	—	(273,670.88)	—

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks											—			—
Expenses related to Loans	(48.75)									(48.75)	(48.75)			(48.75)

Subtotal - Loans	(48.75)	—	—	—	—	—	—	—	—	(48.75)	(48.75)			(48.75)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	—										—	—	—	—
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	—										—	—	—	—
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	(273,622.13)									(273,622.13)	(273,622.13)	—	—	(273,622.13)
Office Expense	—										—	—	—	—
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—										—	—	—	—
Rent	—										—	—	—	—
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	—										—	—	—	—
Telephone	—										—	—	—	—
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	—										—	—	—	—
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	—										—	—	—	—
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	(273,622.13)	—	—	—	—	—	—	—	—	(273,622.13)	(273,622.13)	—	—	(273,622.13)

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	(273,670.88)	—	—	—	—	—	—	—	—	(273,670.88)	(273,670.88)	—	—	(273,670.88)

			—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	—		—							—

In re:	Case No.	03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	(265,122.62)

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$(265,122.62)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case #	03-13195	Case No.	03-13195
Monthly Court Report for	October-06
FED ID#	56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—		—

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	456.93	456.93			456.93	—	—	456.93

SUBTOTAL	456.93	456.93	—		456.93	—	—	456.93

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(265,579.55)	(274,127.81)	8,548.26		(274,127.81)	8,548.26	—	(265,579.55)
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(265,122.62)	(273,670.88)	8,548.26	—	(273,670.88)	8,548.26	—	(265,122.62)

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—		—
Expenses related to Loans	(48.75)	(48.75)			(48.75)			(48.75)

Subtotal - Loans	(48.75)	(48.75)	—		(48.75)	—	—	(48.75)

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(273,622.13)	(273,622.13)			(273,622.13)	—	—	(273,622.13)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	8,548.26	—	8,548.26		—	8,548.26	—	8,548.26
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	(265,073.87)	(273,622.13)	8,548.26	—	(273,622.13)	8,548.26	—	(265,073.87)

TOTAL ALL CASH DISBURSEMENTS	(265,122.62)	(273,670.88)	8,548.26	—	(273,670.88)	8,548.26	—	(265,122.62)

	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13194
TICO Credit Company of Virginia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA		Case #	03-13194	Case No.	03-13194
Monthly Court Report for	October-06
FED ID#	57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC			—		—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	.		—	—	—

In re:	Case No.	03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC		Case No.	03-13191	Case No.	03-13191
Monthly Court Report for	October-06
FED ID#	58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

							—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA		Case No.	03-13196	Case No.	03-13196
Monthly Court Report for	October-06
FED ID#	57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—	—
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	—	—				—	—	—	—
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No.	03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC		Case No.	03-13193	Case No.	03-13193
Monthly Court Report for	October-06
FED ID#	56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

					—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

Reporting Period October-06

SEE ATTACHED SCHEDULES

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO -DELAWARE		Case No.	03-13182
Monthly Court Report for	October-06
FED ID #	74-2873274

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	National City 754211488	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—

	—					—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—			—
Expenses related to Loans	—	—		—			—

Subtotal - Loans	—	—	—	—	—	—	—

—
		—		—
Cash Disbursements - Other		—		—
Advertising	—	—		—	—	—	—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No.	03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.		Case #	03-13199	Case No.	03-13199
Monthly Court Report for	October-06
FED ID#	57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—			—
Expenses related to Loans	—	—		—			—

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—		—			—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—			—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
Other	—	—		—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

					—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

In re:	Case No.	03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD		Case No.	03-13200	Case No.	03-13200
Monthly Court Report for	October-06
FED ID#	31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	(0.00)	—	—		(0.00)	—	—	(0.00)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No.	03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery		Case #	03-13190	Case No.	03-13190
Monthly Court Report for	October-06
FED ID#	27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No.	03-13201
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No.	03-13201	Case No.	03-13201
Monthly Court Report for	October-06
FED ID#	64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—	—		—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—		—	—	—	—
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—			—	—		—
Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	—	—		—	—	—	—

Subtotal - Loans	—	—		—	—	—	—

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	—	—		—	—	—	—
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	—	—		—	—	—	—
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—			—	—	—	—

Other - payment to Investment Banker	—	—		—	—	—	—

Total Other Cash Disbursements	—	—		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—		—	—	—	—

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No.	03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE		Case No.	03-13203	Case No.	03-13203
Monthly Court Report for	October-06
FED ID#	75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—	—	—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—

In re:	Case No.		03-13197
TICO Credit Company of Tennessee, Inc.		Jointly Administered
SEE ATTACHED SCHEDULES	Reporting Period		October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT		Case	#	03-13197	Case No.	03-13197
Monthly Court Report for	October-06
FED ID#	62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—		—				—	—	—	—
Claims Funding*	—	—		—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No.	03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT		Case	#	03-13198	Case No.	03-13198
Monthly Court Report for	October-06
FED ID#	57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—		—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case	#	03-13202	Case No.	03-13202
Monthly Court Report for	October-06
FED ID#	31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No.	03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company		Case No.	03-13204	Case No.	03-13204
Monthly Court Report for	October-06
FED ID#	57-1076628

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
2000014825648
2000014825114

Beginning Cash Position	—					—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	No Activity - Holding Company - all activity recorded at subsidiary level.			—	—	—	—

SUBTOTAL	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges						—	—	—	—
Claims Funding*
Company Auto						—	—	—	—
Computer Costs						—	—	—	—
Dues And Subscriptions						—	—	—	—

Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						—	—	—	—
Forms & Printing						—	—	—	—
Insurance						—	—	—	—
Meals & Entertainment						—	—	—	—
Miscellaneous						—	—	—	—
Office Expense						—	—	—	—
Postage						—	—	—	—
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						—	—	—	—
Professional Fees-Ordinary Course						—	—	—	—
Rent						—	—	—	—
Repairs & Maintenance						—	—	—	—
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						—	—	—	—
Telephone						—	—	—	—
Temporary Agency Staff						—	—	—	—
Travel						—	—	—	—
Utilities						—	—	—	—
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	—	—	—
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
						—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.
—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT		Case No.	-
Monthly Court Report for	October-06
FED ID#

	Consolidated Totals	Covington Credit- OK 03-13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213
Beginning Cash Position	1,295,721.98	67,221.14	484,132.77	886,605.80	39,420.24	—

	—	—	—	—	—	—
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	10,219,535.42	469,449.83	2,702,896.87	2,249,388.26	1,215,320.99	1,199,662.53
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—

SUBTOTAL	10,219,535.42	469,449.83	2,702,896.87	2,249,388.26	1,215,320.99	1,199,662.53

	—	—	—	—	—	—
	—	—	—	—	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(741,726.28)	12,290.09	(394,106.62)	323,875.74	122,726.17	(12,295.87)
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	9,477,809.14	481,739.92	2,308,790.25	2,573,264.00	1,338,047.16	1,187,366.66

		—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—
		—	—	—	—	—
Loan Proceeds Checks	4,901,506.21	261,884.40	1,429,470.97	1,262,677.88	661,378.12	648,340.42
Expenses related to Loans	291,119.68	17,565.41	68,487.77	90,013.85	49,051.76	35,719.37
Subtotal - Loans	5,192,625.89	279,449.81	1,497,958.74	1,352,691.73	710,429.88	684,059.79
		—	—	—	—	—
		—	—	—	—	—
Cash Disbursements - Other		—	—	—	—	—
Advertising	281,744.87	9,785.05	25,813.59	21,789.57	12,589.21	11,830.61
Bank Charges	18,447.18	—	—	—	—	—
Claims Funding*	187,188.61	1,291.34	31,679.16	28,563.09	16,125.84	20,898.34
Company Auto	12,506.41	500.89	2,461.58	3,515.12	1,731.02	4.00
Computer Costs	9,196.36	1,052.39	973.55	82.92	—	—
Dues And Subscriptions	9,375.35	—	1,050.00	3,615.35	30.00	2,200.00
Employee Reimbursements - collections exp	—	—	—	—	—	—
Equipment Rental	4,160.83	—	87.57	—	—	—
Fixed Assets	12,413.66	—	2,275.00	1,000.00	7,664.53	539.79
Forms & Printing	74,424.77	4,523.08	17,859.89	19,781.05	9,943.27	12,127.70
Insurance	26,218.12	1,211.04	7,457.21	6,153.70	2,953.64	3,561.51
Meals & Entertainment	10,287.50	210.34	2,729.33	2,253.36	1,638.53	1,114.47
Miscellaneous	19,290.44	670.43	1,979.28	1,791.54	1,390.62	755.69
Office Expense	15,614.12	1,159.96	2,904.08	1,824.02	1,819.32	2,357.35
Postage	44,360.45	3,919.48	8,484.58	10,037.20	4,038.81	6,776.86
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	23,627.77	1,936.62	7,608.15	4,979.88	2,904.93	3,043.26
Professional Fees-Ordinary Course	3,136.68	—	—	—	—	—
Rent	200,044.70	12,267.63	60,096.81	40,687.09	24,993.97	21,379.11
Repairs & Maintenance	19,101.22	744.37	6,518.44	4,273.27	—	2,985.81
Roadgard	28,768.23	—	—	—	—	—
Seminars & Meetings	6,070.66	895.33	1,626.00	996.59	176.76	355.00
Taxes & Licenses	23,742.23	6,300.00	3,973.61	781.95	11,711.53	52.16
Telephone	91,099.28	1,159.48	33,565.51	21,101.73	8,968.22	7,423.27
Temporary Agency Staff	3,239.00	—	25.50	318.50	—	—
Travel	22,303.73	1,023.84	6,657.42	2,733.02	3,649.12	506.63
Utilities	48,609.00	3,788.09	17,600.55	9,433.45	6,598.93	5,980.22
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—
Payroll Paid SMC	2,483,446.48	124,441.55	420,681.26	721,925.54	365,590.92	315,505.96
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	22,421.58	—	—	—	—	—
Credit Insurance Payments	347,368.38	—	—	143,018.04	127,873.11	76,477.23
Pre-Filing Prepays	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other	71,626.49	2,001.99	22,257.80	13,211.99	7,148.33	7,431.90

Total Other Cash Disbursements	4,119,834.10	178,882.90	686,365.87	1,063,867.97	619,540.61	503,306.87

		—	—		—

TOTAL ALL CASH DISBURSEMENTS	9,312,459.99	458,332.71	2,184,324.61	2,416,559.70	1,329,970.49	1,187,366.66

			—

	1,461,071.13	90,628.35	608,598.41	1,043,310.10	47,496.91	—

Book Balance per bank rec.	1,461,071.13	90,628.35	608,598.41	1,043,310.10	47,496.91	—

	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	175,850.94	(357,508.91)	1,295,721.98	—	—	1,295,721.98

	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—
SM Cash Collected	998,173.53	1,384,643.41	10,219,535.42	—	—	10,219,535.42
TIG Cash Collected	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—
Other Income Collected	—	—	—	—	—	—

SUBTOTAL	998,173.53	1,384,643.41	10,219,535.42	—	—	10,219,535.42

	—	—	—	—	—	—
	—	—	—		—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	100,347.95	(894,563.74)	(3,225,172.76)	2,483,446.48	—	(741,726.28)
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—
	—	—	—	—	—	—

Total Cash Receipts and Transfers	1,098,521.48	490,079.67	6,994,362.66	2,483,446.48	—	9,477,809.14

	—	—	—
Cash Disbursements - Loans	—	—	—
	—	—	—
Loan Proceeds Checks	637,754.42	—	4,901,506.21			4,901,506.21
Expenses related to Loans	29,721.80	559.72	291,119.68			291,119.68
Subtotal - Loans	667,476.22	559.72	5,192,625.89			5,192,625.89
	—	—	—			—
	—	—	—			—
Cash Disbursements - Other	—	—	—			—
Advertising	9,553.93	190,382.91	281,744.87			281,744.87
Bank Charges	5.00	18,442.18	18,447.18	—	—	18,447.18
Claims Funding*	40,139.61	48,491.23	187,188.61			187,188.61
Company Auto	1,074.92	3,218.88	12,506.41	—	—	12,506.41
Computer Costs	—	7,087.50	9,196.36	—	—	9,196.36
Dues And Subscriptions	2,480.00	—	9,375.35	—	—	9,375.35
Employee Reimbursements - collections exp	—	—	—	—	—	—
Equipment Rental	63.50	4,009.76	4,160.83	—	—	4,160.83
Fixed Assets	934.34	—	12,413.66	—	—	12,413.66
Forms & Printing	7,762.05	2,427.73	74,424.77	—	—	74,424.77
Insurance	3,028.44	1,852.58	26,218.12	—	—	26,218.12
Meals & Entertainment	1,216.71	1,124.76	10,287.50	—	—	10,287.50
Miscellaneous	1,001.50	11,701.38	19,290.44	—	—	19,290.44
Office Expense	1,023.71	4,525.68	15,614.12	—	—	15,614.12
Postage	2,942.56	8,160.96	44,360.45	—	—	44,360.45
Prepaid Expenses	—	—	—	—	—	—
Prepaid Software ABS	2,904.93	250.00	23,627.77	—	—	23,627.77
Professional Fees-Ordinary Course	—	3,136.68	3,136.68	—	—	3,136.68
Rent	24,455.49	16,164.60	200,044.70	—	—	200,044.70
Repairs & Maintenance	2,072.65	2,506.68	19,101.22	—	—	19,101.22
Roadgard	—	28,768.23	28,768.23	—	—	28,768.23
Seminars & Meetings	420.98	1,600.00	6,070.66	—	—	6,070.66
Taxes & Licenses	425.10	497.88	23,742.23	—	—	23,742.23
Telephone	9,729.39	9,151.68	91,099.28	—	—	91,099.28
Temporary Agency Staff	—	2,895.00	3,239.00	—	—	3,239.00
Travel	4,383.39	3,350.31	22,303.73	—	—	22,303.73
Utilities	5,207.76	—	48,609.00	—	—	48,609.00
Interest to Finova	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—
Payroll Paid SMC	266,911.71	268,389.54	—	2,483,446.48	—	2,483,446.48
Restructuring Officer	—	—	—	—	—	—
Insurance Renewal	—	22,421.58	22,421.58	—	—	22,421.58
Credit Insurance Payments	—	—	347,368.38	—	—	347,368.38
Pre-Filing Prepays	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—
Other	1,764.43	17,810.05	71,626.49	—	—	71,626.49

Total Other Cash Disbursements	389,502.10	678,367.78	1,636,387.62	2,483,446.48	—	4,119,834.10

			—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,056,978.32	678,927.50	6,829,013.51	2,483,446.48	—	9,312,459.99

	217,394.10	(546,356.74)	1,461,071.13	—	—	1,461,071.13

Book Balance per bank rec.	217,394.10	(546,356.74)

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated		Wachovia 2000014825127
Monthly Court Report for	October-06	ACCOUNT #2079900430903
FED ID#

ZBA ACCOUNTS	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	Alabama- NON FILER	CORPORATE HQ
Beginning Cash Position	(793,898.31)	—	—	—	—	—			(793,898.31)

	—
TICO Cash Collected	—
SM Cash Collected
TIG Cash Collected	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—

OUTSTANDING CHECKS	8,558,865.10	418,585.97	2,164,222.19	2,074,784.14	1,149,120.34	1,029,006.46	942,437.78	236,768.80	543,939.42

Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	8,558,865.10	418,585.97	2,164,222.19	2,074,784.14	1,149,120.34	1,029,006.46	942,437.78	236,768.80	543,939.42

Cash Disbursements - Loans
Loan Proceeds Checks	5,061,213.68	261,884.40	1,429,470.97	1,262,677.88	661,378.12	648,340.42	637,754.42	159,707.47
Expenses related to Loans	296,261.31	17,565.41	68,487.77	90,013.85	49,051.76	35,719.37	29,721.80	5,141.63	559.72

Subtotal - Loans	5,357,474.99	279,449.81	1,497,958.74	1,352,691.73	710,429.88	684,059.79	667,476.22	164,849.10	559.72

Cash Disbursements - Other
Advertising	286,834.38	9,785.05	25,813.59	21,789.57	12,589.21	11,830.61	9,553.93	5,089.51	190,382.91
Bank Charges	18,457.18	—	10.00				5.00	—	18,442.18
Claims Funding*	188,163.52	1,291.34	31,679.16	28,563.09	16,125.84	20,898.34	40,139.61	974.91	48,491.23
Company Auto	12,864.93	500.89	2,461.58	3,515.12	1,731.02	4.00	1,074.92	358.52	3,218.88
Computer Costs	10,214.19	1,052.39	973.55	82.92			—	1,017.83	7,087.50
Dues And Subscriptions	9,375.35	—	1,050.00	3,615.35	30.00	2,200.00	2,480.00	—	—
Employee Reimbursements - collections exp	—	—					—	—	—
Equipment Rental	4,205.83	—	87.57				63.50	45.00	4,009.76
Fixed Assets	12,413.66	—	2,275.00	1,000.00	7,664.53	539.79	934.34	—	—
Forms & Printing	77,194.38	4,523.08	17,859.89	19,781.05	9,943.27	12,127.70	7,762.05	2,769.61	2,427.73
Insurance	26,643.83	1,211.04	7,457.21	6,153.70	2,953.64	3,561.51	3,028.44	425.71	1,852.58
Meals & Entertainment	10,935.69	210.34	2,729.33	2,253.36	1,638.53	1,114.47	1,216.71	648.19	1,124.76
Miscellaneous	19,452.32	670.43	1,979.28	1,791.54	1,390.62	755.69	1,001.50	161.88	11,701.38
Office Expense	15,820.33	1,159.96	2,904.08	1,824.02	1,819.32	2,357.35	1,023.71	206.21	4,525.68
Postage	45,088.30	3,919.48	8,484.58	10,037.20	4,038.81	6,776.86	2,942.56	727.85	8,160.96
Prepaid Expenses	—	—	—				—	—	—
Prepaid Software ABS	24,319.42	1,936.62	7,608.15	4,979.88	2,904.93	3,043.26	2,904.93	691.65	250.00
Professional Fees-Ordinary Course	3,136.68	—	—				—	—	3,136.68
Rent	207,114.02	12,267.63	60,096.81	40,687.09	24,993.97	21,379.11	24,455.49	7,069.32	16,164.60
Repairs & Maintenance	21,313.96	744.37	6,518.44	4,273.27	1,986.17	2,985.81	2,072.65	226.57	2,506.68
Roadgard	28,768.23	—	—				—	—	28,768.23
Seminars & Meetings	6,070.66	895.33	1,626.00	996.59	176.76	355.00	420.98	—	1,600.00
Taxes & Licenses	24,750.23	6,300.00	3,973.61	781.95	11,711.53	52.16	425.10	1,008.00	497.88
Telephone	94,157.20	1,159.48	33,565.51	21,101.73	8,968.22	7,423.27	9,729.39	3,057.92	9,151.68
Temporary Agency Staff	3,239.00	—	25.50	318.50			—	—	2,895.00
Travel	23,073.09	1,023.84	6,657.42	2,733.02	3,649.12	506.63	4,383.39	769.36	3,350.31
Utilities	49,917.52	3,788.09	17,600.55	9,433.45	6,598.93	5,980.22	5,207.76	1,308.52	—
Interest to Finova	—
Payroll Paid TTG	—
	1,549,212.31	84,694.81	400,568.84	380,149.98	182,754.60	157,145.76	152,371.17	45,363.14	146,164.01
Restructuring Officer	—
Insurance Renewal	22,421.58								22,421.58
Credit Insurance Carrier	347,368.38			143,018.04	127,873.11	76,477.23	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	71,626.49	2,001.99	22,257.80	13,211.99	7,148.33	7,431.90	1,764.43		17,810.05

Total Other Cash Disbursements	3,214,152.66	139,136.16	666,263.45	722,092.41	438,690.46	344,946.67	274,961.56	71,919.70	556,142.25

TOTAL ALL CASH DISBURSEMENTS	8,571,627.65	418,585.97	2,164,222.19	2,074,784.14	1,149,120.34	1,029,006.46	942,437.78	236,768.80	556,701.97

	(806,660.86)	—	—	—	—	—	—	—	(806,660.86)

Book Balance per bank rec.		—	—		—	—			(806,660.86)

In re:	Case No.	03-13208
Covington Credit, Inc	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL - column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash—End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	458,332.71

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$458,332.71

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc.		Case No.	03-13208
Monthly Court Report for	October-06
FED ID#	57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS
Beginning Cash Position	67,221.14	7,115.73	7,753.82	7,461.27	8,274.76	8,506.69	—	—

	—
TICO Cash Collected	—
SM Cash Collected	469,449.83	35,737.03	24,976.67	43,846.10	41,169.88	42,902.49	145,573.91
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	469,449.83	35,737.03	24,976.67	43,846.10	41,169.88	42,902.49	145,573.91	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	12,290.09	(34,340.82)	(21,968.05)	(40,285.16)	(35,767.81)	(38,934.92)	273,012.06	39,746.74
	—
	—

Total Cash Receipts and Transfers	481,739.92	1,396.21	3,008.62	3,560.94	5,402.07	3,967.57	418,585.97	39,746.74

Cash Disbursements - Loans

Loan Proceeds Checks	261,884.40						261,884.40
Expenses related to Loans	17,565.41						17,565.41

Subtotal - Loans	279,449.81	—	—	—	—	—	279,449.81	—

Cash Disbursements - Other	—
Advertising	9,785.05						9,785.05
Bank Charges	—						—
Claims Funding*	1,291.34						1,291.34
Company Auto	500.89						500.89
Computer Costs	1,052.39						1,052.39
Dues And Subscriptions	—						—
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	—						—
Forms & Printing	4,523.08						4,523.08
Insurance	1,211.04						1,211.04
Meals & Entertainment	210.34						210.34
Miscellaneous	670.43						670.43
Office Expense	1,159.96						1,159.96
Postage	3,919.48						3,919.48
Prepaid Expenses	—						—
Prepaid Software ABS	1,936.62						1,936.62
Professional Fees-Ordinary Course	—						—
Rent	12,267.63						12,267.63
Repairs & Maintenance	744.37						744.37
Roadgard	—						—
Seminars & Meetings	895.33						895.33
Taxes & Licenses	6,300.00						6,300.00
Telephone	1,159.48						1,159.48
Temporary Agency Staff	—						—
Travel	1,023.84						1,023.84
Utilities	3,788.09						3,788.09
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	124,441.55						84,694.81	39,746.74
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—

Other	2,001.99						2,001.99

Total Other Cash Disbursements	178,882.90	—	—	—	—	—	139,136.16	39,746.74

TOTAL ALL CASH DISBURSEMENTS	458,332.71	—	—	—	—	—	418,585.97	39,746.74

	90,628.35	8,511.94	10,762.44	11,022.21	13,676.83	12,474.26	—	—

Ending Bank Balance per bank rec.	90,628.35	8,511.94	10,762.44	11,022.21	13,676.83	12,474.26

	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	14,974.01	4,702.68	8,432.18		67,221.14	—	—

					—	—	—
TICO Cash Collected					—	—	—
SM Cash Collected	56,786.62	33,061.64	45,395.49		469,449.83	—	—
TIG Cash Collected					—	—	—
TPF Cash Collected					—	—	—
TCL Cash Collected					—	—	—
Other Income Collected					—	—	—

SUBTOTAL	56,786.62	33,061.64	45,395.49	—	469,449.83	—	—

					—	—	—
					—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(50,605.80)	(35,598.35)	(42,967.80)		12,290.09	—	—
					—	—	—
					—	—	—

Total Cash Receipts and Transfers	6,180.82	(2,536.71)	2,427.69	—	441,993.18	39,746.74	—

					—	—
Cash Disbursements - Loans					—	—
					—	—
Loan Proceeds Checks					261,884.40	—
Expenses related to Loans					17,565.41	—

Subtotal - Loans	—	—	—		279,449.81	—	—

					—	—
					—	—
Cash Disbursements - Other					—	—
Advertising					9,785.05	—
Bank Charges					—	—	—
Claims Funding*					1,291.34	—
Company Auto					500.89	—	—
Computer Costs					1,052.39	—	—
Dues And Subscriptions					—	—	—
Employee Reimbursements - collections exp					—	—	—
Equipment Rental					—	—	—
Fixed Assets					—	—	—
Forms & Printing					4,523.08	—	—
Insurance					1,211.04	—	—
Meals & Entertainment					210.34	—	—
Miscellaneous					670.43	—	—
Office Expense					1,159.96	—	—
Postage					3,919.48	—	—
Prepaid Expenses					—	—	—
Prepaid Software ABS					1,936.62	—	—
Professional Fees-Ordinary Course					—	—	—
Rent					12,267.63	—	—
Repairs & Maintenance					744.37	—	—
Roadgard					—	—	—
Seminars & Meetings					895.33	—	—
Taxes & Licenses					6,300.00	—	—
Telephone					1,159.48	—	—
Temporary Agency Staff					—	—	—
Travel					1,023.84	—	—
Utilities					3,788.09	—	—
Interest to Finova					—	—	—
Payroll Paid TTG					—	—	—
Payroll Paid SMC					84,694.81	39,746.74	—
Restructuring Officer					—	—	—
Insurance Renewal					—	—	—
Voyager Payment					—	—	—
Pre-Filing Prepays					—	—	—
Deposit to Lender					—	—	—
US Trustee					—	—	—
Bankruptcy Professionals					—	—	—

Other					2,001.99	—	—

Total Other Cash Disbursements	—	—	—		139,136.16	39,746.74	—

					—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—		418,585.97	39,746.74	—

	21,154.83	2,165.97	10,859.87		90,628.35	—	—

Ending Bank Balance per bank rec.	21,154.83	2,165.97	10,859.87

In re:	Case No.	03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTHCTUAL - column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cashnd of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	2,416,559.70

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,416,559.70

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance-SC		Case No.	03-13212
Monthly Court Report for	October-06
FED ID#	57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 510004702501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 11055855	Operating	Payroll	Other	Total
Beginning Cash Position	886,605.80	6,861.52	10,125.32	8,859.93	787,723.93	17,020.58		—	12,370.40	10,945.85	32,698.27	886,605.80	—	—	886,605.80

	—												—	—	—
TICO Cash Collected	—											—	—	—	—

SM Cash Collected	2,249,388.26	43,195.98	53,629.43	42,681.77	1,934,612.15	72,329.01	(201,197.44)		54,488.11	63,954.35	185,694.90	2,249,388.26	—	—	2,249,388.26

TIG Cash Collected	—											—	—	—	—
TPF Cash Collected	—											—	—	—	—
TCL Cash Collected	—											—	—	—	—
Other Income Collected	—											—	—	—	—

SUBTOTAL	2,249,388.26	43,195.98	53,629.43	42,681.77	1,934,612.15	72,329.01	(201,197.44)	—	54,488.11	63,954.35	185,694.90	2,249,388.26	—	—	2,249,388.26

	—											—	—	—	—
	—											—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	323,875.74	(43,798.88)	(52,291.42)	(43,307.75)	(1,805,473.73)	(69,391.72)	2,275,981.58	341,775.56	(52,096.79)	(55,992.08)	(171,529.03)	(17,899.82)	341,775.56	—	323,875.74
	—											—	—	—	—
	—											—	—	—	—
Total Cash Receipts and Transfers	2,573,264.00	(602.90)	1,338.01	(625.98)	129,138.42	2,937.29	2,074,784.14	341,775.56	2,391.32	7,962.27	14,165.87	2,231,488.44	341,775.56	—	2,573,264.00
												—
Cash Disbursements - Loans												—
												—
Loan Proceeds Checks	1,262,677.88						1,262,677.88					1,262,677.88			1,262,677.88

Expenses related to Loans	90,013.85						90,013.85					90,013.85			90,013.85

Subtotal - Loans	1,352,691.73						1,352,691.73					1,352,691.73			1,352,691.73
												—
												—
Cash Disbursements - Other												—
Advertising	21,789.57						21,789.57					21,789.57			21,789.57
Bank Charges	—											—	—	—	—
Claims Funding*	28,563.09						28,563.09					28,563.09			28,563.09
Company Auto	3,515.12						3,515.12					3,515.12	—	—	3,515.12
Computer Costs	82.92						82.92					82.92	—	—	82.92
Dues And Subscriptions	3,615.35						3,615.35					3,615.35	—	—	3,615.35
Employee Reimbursements - collections exp	—						—					—	—	—	—
Equipment Rental	—						—					—	—	—	—
Fixed Assets	1,000.00						1,000.00					1,000.00	—	—	1,000.00
Forms & Printing	19,781.05						19,781.05					19,781.05	—	—	19,781.05
Insurance	6,153.70						6,153.70					6,153.70	—	—	6,153.70
Meals & Entertainment	2,253.36						2,253.36					2,253.36	—	—	2,253.36
Miscellaneous	1,791.54						1,791.54					1,791.54	—	—	1,791.54
Office Expense	1,824.02						1,824.02					1,824.02	—	—	1,824.02
Postage	10,037.20						10,037.20					10,037.20	—	—	10,037.20
Prepaid Expenses	—						—					—	—	—	—
Prepaid Software ABS	4,979.88						4,979.88					4,979.88	—	—	4,979.88
Professional Fees-Ordinary Course	—						—					—	—	—	—
Rent	40,687.09						40,687.09					40,687.09	—	—	40,687.09
Repairs & Maintenance	4,273.27						4,273.27					4,273.27	—	—	4,273.27
Roadgard	—						—					—	—	—	—
Seminars & Meetings	996.59						996.59					996.59	—	—	996.59
Taxes & Licenses	781.95						781.95					781.95	—	—	781.95
Telephone	21,101.73						21,101.73					21,101.73	—	—	21,101.73
Temporary Agency Staff	318.50						318.50					318.50	—	—	318.50
Travel	2,733.02						2,733.02					2,733.02	—	—	2,733.02
Utilities	9,433.45						9,433.45					9,433.45	—	—	9,433.45
Interest to Finova	—						—					—	—	—	—
Payroll Paid TTG	—						—					—	—	—	—
Payroll Paid SMC	721,925.54						380,149.98	341,775.56				380,149.98	341,775.56	—	721,925.54
Restructuring Officer	—						—					—	—	—	—
Insurance Renewal	—						—					—	—	—	—
Voyager Payment	143,018.04						143,018.04					143,018.04	—	—	143,018.04
Pre-Filing Prepays	—						—					—	—	—	—
Deposit to Lender	—						—					—	—	—	—
US Trustee	—						—					—	—	—	—
Bankruptcy Professionals	—						—					—	—	—	—
Other	13,211.99						13,211.99					13,211.99	—	—	13,211.99

Total Other Cash Disbursements	1,063,867.97	—	—	—	—	—	722,092.41	341,775.56	—	—	—	1,063,867.97	—	—	1,063,867.97

												—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,416,559.70	—	—	—	—	—	2,074,784.14	341,775.56	—	—	—	2,074,784.14	341,775.56	—	2,416,559.70

	1,043,310.10	6,258.62	11,463.33	8,233.95	916,862.35	19,957.87	—	—	14,761.72	18,908.12	46,864.14	1,043,310.10	—	—	1,043,310.10

Book Balance per bank rec.	1,043,310.10	6,258.62	11,463.33	8,233.95	916,862.35	19,957.87			14,761.72	18,908.12	46,864.14

In re:	Case No.	03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	2,184,324.61

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$2,184,324.61

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas		Case #	03-13211
Monthly Court Report for	October-06
FED ID#	57-1002963			168262

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Houston Comm Bank 52833	First National Bank 81547	Bank Trust 3067993	State Bank of Texas 8041871
Beginning Cash Position	484,132.77	8,382.71	10,095.96	13,908.18	9,832.18	10,967.67	3,988.23	11,742.50	7,795.77

	—
TICO Cash Collected	—
SM Cash Collected	2,702,896.87	44,956.27	53,729.82	49,961.02	50,900.68	26,008.35	12,326.25	39,741.22	46,011.09
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,702,896.87	44,956.27	53,729.82	49,961.02	50,900.68	26,008.35	12,326.25	39,741.22	46,011.09

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(394,106.62)	(45,434.03)	(51,267.45)	(46,593.06)	(46,392.88)	(23,639.09)	(14,054.20)	(40,448.57)	(41,992.65)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,308,790.25	(477.76)	2,462.37	3,367.96	4,507.80	2,369.26	(1,727.95)	(707.35)	4,018.44

Cash Disbursements - Loans
Loan Proceeds Checks	1,429,470.97
Expenses related to Loans	68,487.77

Subtotal - Loans	1,497,958.74	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	25,813.59
Bank Charges	—
Claims Funding*	31,679.16
Company Auto	2,461.58
Computer Costs	973.55
Dues And Subscriptions	1,050.00
Employee Reimbursements - collections exp	—
Equipment Rental	87.57
Fixed Assets	2,275.00
Forms & Printing	17,859.89
Insurance	7,457.21
Meals & Entertainment	2,729.33
Miscellaneous	1,979.28
Office Expense	2,904.08
Postage	8,484.58
Prepaid Expenses	—
Prepaid Software ABS	7,608.15
Professional Fees-Ordinary Course	—
Rent	60,096.81
Repairs & Maintenance	6,518.44
Roadgard	—
Seminars & Meetings	1,626.00
Taxes & Licenses	3,973.61
Telephone	33,565.51
Temporary Agency Staff	25.50
Travel	6,657.42
Utilities	17,600.55
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	22,257.80

Total Other Cash Disbursements	686,365.87	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,184,324.61	—	—	—	—	—	—	—	—

	608,598.41	7,904.95	12,558.33	17,276.14	14,339.98	13,336.93	2,260.28	11,035.15	11,814.21

Book Balance per bank rec.	608,595.41	7,904.95	12,558.33	17,276.14	14,339.98	13,336.93	2,260.28	11,035.15	11,814.21

	Bank of Texas 3000010649	Texas State Bank 100102889	First State Bank 2702488	Frost National Bank 460020362	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390
Beginning Cash Position	11,860.43	10,675.88	7,795.77	8,349.06	10,019.08	130,384.98	15,829.28

TICO Cash Collected
SM Cash Collected	69,229.87	62,924.75	43,830.05	33,650.77	31,010.44	683,934.13	58,332.52
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	69,229.87	62,924.75	43,830.05	33,650.77	31,010.44	683,934.13	58,332.52

GENERAL LEDGER DEPOSITS AND TRANSFERS	(69,068.56)	(60,715.75)	(40,834.26)	(32,534.44)	(29,595.47)	(621,446.45)	(60,895.27)
	—

Total Cash Receipts and Transfers	161.31	2,209.00	2,995.79	1,116.33	1,414.97	62,487.68	(2,562.75)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	12,021.74	12,884.88	10,791.56	9,465.39	11,434.05	192,872.66	13,266.53

Book Balance per bank rec.	12,021.74	12,884.88	10,791.56	9,465.39	11,434.05	192,872.66	13,266.53

THE THAXTON GROUP

Cash Disbursements for Covington Credit of Texas

Monthly Court Report for

FED ID#

	Prosperity Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380-3594062
Beginning Cash Position	9,646.17	7,215.47	6,656.86	6,173.46	12,505.81	6,605.17	9,048.33	4,895.24

TICO Cash Collected					—
SM Cash Collected	46,875.15	38,110.98	36,016.86	47,799.47	53,732.93	28,938.44	51,496.27	40,964.31
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected					—
Other Income Collected

SUBTOTAL	46,875.15	38,110.98	36,016.86	47,799.47	53,732.93	28,938.44	51,496.27	40,964.31

GENERAL LEDGER DEPOSITS AND TRANSFERS	(45,095.50)	(37,982.20)	(37,757.60)	(46,783.82)	(52,761.65)	(28,686.75)	(48,832.12)	(42,150.95)

Total Cash Receipts and Transfers	1,779.65	128.78	(1,740.74)	1,015.65	971.28	251.69	2,664.15	(1,186.64)

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges					—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	11,425.82	7,344.25	4,916.12	7,189.11	13,477.09	6,856.86	11,712.48	3,708.60

Book Balance per bank rec.	11,425.82	7,344.25	4,916.12	7,189.11	13,477.09	6,856.86	11,712.48	3,708.60

	1st National 79921	1st National 325149301	Guaranty Bank 380-3594559	Guaranty Bank 380-3594542	Guaranty Bank 380-3594153	Capital City 2931314501	Citizens 8041871	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	9,059.32	8,185.59	10,066.48	10,619.50	8,929.76	15,399.35	7,795.77	—

TICO Cash Collected
SM Cash Collected	55,609.32	47,865.08	52,590.87	46,904.63	34,436.80	67,593.66	46,011.09	375,837.51
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	55,609.32	47,865.08	52,590.87	46,904.63	34,436.80	67,593.66	46,011.09	375,837.51

GENERAL LEDGER DEPOSITS AND TRANSFERS	(55,344.28)	(51,397.52)	(48,854.82)	(46,360.14)	(34,816.11)	(63,884.33)	(41,992.65)	1,387,805.84

Total Cash Receipts and Transfers	265.04	(3,532.44)	3,736.05	544.49	(379.31)	3,709.33	4,018.44	1,763,643.35

Cash Disbursements - Loans
Loan Proceeds Checks								1,429,470.97
Expenses related to Loans								68,487.77

Subtotal - Loans	—	—	—	—	—	—	—	1,497,958.74

Cash Disbursements - Other
Advertising								25,813.59
Bank Charges	—	—	—	—
Claims Funding*								31,679.16
Company Auto								2,461.58
Computer Costs								973.55
Dues And Subscriptions								1,050.00
Employee Reimbursements - collections exp								—
Equipment Rental								87.57
Fixed Assets								2,275.00
Forms & Printing								17,859.89
Insurance								7,457.21
Meals & Entertainment								2,729.33
Miscellaneous								1,979.28
Office Expense								2,904.08
Postage								8,484.58
Prepaid Expenses								—
Prepaid Software ABS								7,608.15
Professional Fees-Ordinary Course								—
Rent								60,096.81
Repairs & Maintenance								6,518.44
Roadgard								—
Seminars & Meetings								1,626.00
Taxes & Licenses								3,973.61
Telephone								33,565.51
Temporary Agency Staff								25.50
Travel								6,657.42
Utilities								17,600.55
Interest to Finova								—
Payroll Paid TTG								—
Payroll Paid SMC
Restructuring Officer								—
Insurance Renewal								—
Voyager Payment								—
Pre-Filing Prepays								—
Deposit to Lender								—
US Trustee								—
Bankruptcy Professionals								—
Other								22,257.80

Total Other Cash Disbursements	—	—	—	—	—	—	—	265,684.61

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	1,763,643.35

	9,324.36	4,653.15	13,802.53	11,163.99	8,550.45	19,108.68	11,814.21	—

Book Balance per bank rec.	9,324.36	4,650.15	13,802.53	11,163.99	8,550.45	19,108.68	11,814.21	—

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas											Case No.	03-13211
Monthly Court Report for
FED ID#

	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	—	7,979.43	8,791.93	6,626.06	9,038.66	10.00	4,805.05	42,451.68	484,132.77	—	—	484,132.77

										—	—	—
TICO Cash Collected									—	—	—	—
SM Cash Collected		53,851.10	50,750.43	35,704.46	42,184.60	1,466.30	46,480.43	95,128.95	2,702,896.87	—	—	2,702,896.87
TIG Cash Collected									—	—	—	—
TPF Cash Collected									—	—	—	—
TCL Cash Collected									—	—	—	—
Other Income Collected									—	—	—	—

SUBTOTAL	—	53,851.10	50,750.43	35,704.46	42,184.60	1,466.30	46,480.43	95,128.95	2,702,896.87	—	—	2,702,896.87

									—	—	—	—
									—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	420,681.26	(47,806.22)	(47,500.66)	(34,023.49)	(38,632.82)	(1,466.30)	(44,466.99)	(81,084.67)	(814,787.88)	420,681.26	—	(394,106.62)
									—	—	—	—
									—	—	—	—
									—	—	—	—
									—	—	—	—

Total Cash Receipts and Transfers	420,681.26	6,044.88	3,249.77	1,680.97	3,551.78	—	2,013.44	14,044.28	1,888,108.99	420,681.26	—	2,308,790.25

										—
Cash Disbursements - Loans										—
									—	—
Loan Proceeds Checks									1,429,470.97	—		1,429,470.97
Expenses related to Loans									68,487.77	—		68,487.77

Subtotal - Loans	—	—	—	—	—	—	—	—	1,497,958.74	—	—	1,497,958.74

										—
										—
Cash Disbursements - Other										—
Advertising									25,813.59	—	—	25,813.59
Bank Charges								—	—		—	—
Claims Funding*									31,679.16	—		31,679.16
Company Auto									2,461.58	—	—	2,461.58
Computer Costs									973.55	—	—	973.55
Dues And Subscriptions									1,050.00	—	—	1,050.00
Employee Reimbursements - collections exp									—	—	—	—
Equipment Rental									87.57	—	—	87.57
Fixed Assets									2,275.00	—	—	2,275.00
Forms & Printing									17,859.89	—	—	17,859.89
Insurance									7,457.21	—	—	7,457.21
Meals & Entertainment									2,729.33	—	—	2,729.33
Miscellaneous									1,979.28	—	—	1,979.28
Office Expense									2,904.08	—	—	2,904.08
Postage									8,484.58	—	—	8,484.58
Prepaid Expenses									—	—	—	—
Prepaid Software ABS									7,608.15	—	—	7,608.15
Professional Fees-Ordinary Course									—	—	—	—
Rent									60,096.81	—	—	60,096.81
Repairs & Maintenance									6,518.44	—	—	6,518.44
Roadgard									—	—	—	—
Seminars & Meetings									1,626.00	—	—	1,626.00
Taxes & Licenses									3,973.61	—	—	3,973.61
Telephone									33,565.51	—	—	33,565.51
Temporary Agency Staff									25.50	—	—	25.50
Travel									6,657.42	—	—	6,657.42
Utilities									17,600.55	—	—	17,600.55
Interest to Finova									—	—	—	—
Payroll Paid TTG									—	—	—	—
Payroll Paid SMC	420,681.26								—	420,681.26	—	420,681.26
Restructuring Officer									—	—	—	—
Insurance Renewal									—	—	—	—
Voyager Payment									—	—	—	—
Pre-Filing Prepays									—	—	—	—
Deposit to Lender									—	—	—	—
US Trustee									—	—	—	—
Bankruptcy Professionals									—	—	—	—
Other									22,257.80	—	—	22,257.80

Total Other Cash Disbursements	420,681.26	—	—	—	—	—	—	—	265,684.61	420,681.26	—	686,365.87

									—		—	—

TOTAL ALL CASH DISBURSEMENTS	420,681.26	—	—	—	—	—	—	—	1,763,643.35	420,681.26	—	2,184,324.61

	—	14,024.31	12,041.70	8,307.03	12,590.44	10.00	6,818.49	56,495.96	608,598.41	—	—	608,598.41

Book Balance per bank rec.		14,024.31	12,041.70	8,307.03	12,590.44	10.00	6,818.49	56,495.96

In re:	Case No.	03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*
Transfers (To Dip Accounts)

Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)

Total Disbursements	1,187,366.66

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,187,366.66

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No.	03-13213
Monthly Court Report for	October-06
FED ID#	57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,199,662.53	1,199,662.53		1,199,662.53	—	—	1,199,662.53
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,199,662.53	1,199,662.53	—	1,199,662.53	—	—	1,199,662.53

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(12,295.87)	(170,656.07)	158,360.20	(170,656.07)	158,360.20	—	(12,295.87)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,187,366.66	1,029,006.46	158,360.20	1,029,006.46	158,360.20	—	1,187,366.66

Cash Disbursements - Loans

Loan Proceeds Checks	648,340.42	648,340.42		648,340.42			648,340.42
Expenses related to Loans	35,719.37	35,719.37		35,719.37			35,719.37

Subtotal - Loans	684,059.79	684,059.79	—	684,059.79	—	—	684,059.79

		—		—			—
		—		—			—

Cash Disbursements - Other		—		—			—
Advertising	11,830.61	11,830.61		11,830.61			11,830.61
Bank Charges	—	—		—	—	—	—
Claims Funding*	20,898.34	20,898.34		20,898.34			20,898.34
Company Auto	4.00	4.00		4.00	—	—	4.00
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	2,200.00	2,200.00		2,200.00	—	—	2,200.00
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	539.79	539.79		539.79	—	—	539.79
Forms & Printing	12,127.70	12,127.70		12,127.70	—	—	12,127.70
Insurance	3,561.51	3,561.51		3,561.51	—	—	3,561.51
Meals & Entertainment	1,114.47	1,114.47		1,114.47	—	—	1,114.47
Miscellaneous	755.69	755.69		755.69	—	—	755.69
Office Expense	2,357.35	2,357.35		2,357.35	—	—	2,357.35
Postage	6,776.86	6,776.86		6,776.86	—	—	6,776.86
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	3,043.26	3,043.26		3,043.26	—	—	3,043.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	21,379.11	21,379.11		21,379.11	—	—	21,379.11
Repairs & Maintenance	2,985.81	2,985.81		2,985.81	—	—	2,985.81
Roadgard	—	—		—	—	—	—
Seminars & Meetings	355.00	355.00		355.00	—	—	355.00
Taxes & Licenses	52.16	52.16		52.16	—	—	52.16
Telephone	7,423.27	7,423.27		7,423.27	—	—	7,423.27
Temporary Agency Staff	—	—		—	—	—	—
Travel	506.63	506.63		506.63	—	—	506.63
Utilities	5,980.22	5,980.22		5,980.22	—	—	5,980.22
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	315,505.96	157,145.76	158,360.20	157,145.76	158,360.20	—	315,505.96
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	76,477.23	76,477.23		76,477.23	—	—	76,477.23
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	7,431.90	7,431.90		7,431.90	—	—	7,431.90

Total Other Cash Disbursements	503,306.87	344,946.67	158,360.20	344,946.67	158,360.20	—	503,306.87

TOTAL ALL CASH DISBURSEMENTS	1,187,366.66	1,029,006.46	158,360.20	1,029,006.46	158,360.20	—	1,187,366.66

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No.	03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,329,970.49

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,329,970.49

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA		Case #	03-13209	Case No.	03-13209
Monthly Court Report for	October-06
FED ID#	58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	Capital City 2931314501	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	39,420.24	10,341.01	13,679.88	15,399.35	—	—	39,420.24	—	—	39,420.24

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,215,320.99	43,249.33	85,682.74	$67,593.66	1,018,795.26		1,215,320.99	—	—	1,215,320.99
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,215,320.99	43,249.33	85,682.74	67,593.66	1,018,795.26	—	1,215,320.99	—	—	1,215,320.99

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	122,726.17	(44,942.84)	(79,621.89)	(63,884.33)	128,338.91	182,836.32	(60,110.15)	182,836.32	—	122,726.17
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	1,338,047.16	(1,693.51)	6,060.85	3,709.33	1,147,134.17	182,836.32	1,155,210.84	182,836.32	—	1,338,047.16

Cash Disbursements - Loans
							—
Loan Proceeds Checks	661,378.12				661,378.12		661,378.12			661,378.12
Expenses related to Loans	49,051.76				49,051.76		49,051.76			49,051.76

Subtotal - Loans	710,429.88	—	—	—	710,429.88	—	710,429.88	—	—	710,429.88

	—						—
	—						—
Cash Disbursements - Other	—						—
Advertising	12,589.21				12,589.21		12,589.21			12,589.21
Bank Charges	—				—		—	—	—	—
Claims Funding*	16,125.84				16,125.84		16,125.84			16,125.84
Company Auto	1,731.02				1,731.02		1,731.02	—	—	1,731.02
Computer Costs	—				—		—	—	—	—
Dues And Subscriptions	30.00				30.00		30.00	—	—	30.00
Employee Reimbursements - collections exp	—				—		—	—	—	—
Equipment Rental	—				—		—	—	—	—
Fixed Assets	7,664.53				7,664.53		7,664.53	—	—	7,664.53
Forms & Printing	9,943.27				9,943.27		9,943.27	—	—	9,943.27
Insurance	2,953.64				2,953.64		2,953.64	—	—	2,953.64
Meals & Entertainment	1,638.53				1,638.53		1,638.53	—	—	1,638.53
Miscellaneous	1,390.62				1,390.62		1,390.62	—	—	1,390.62
Office Expense	1,819.32				1,819.32		1,819.32	—	—	1,819.32
Postage	4,038.81				4,038.81		4,038.81	—	—	4,038.81
Prepaid Expenses	—				—		—	—	—	—
Prepaid Software ABS	2,904.93				2,904.93		2,904.93	—	—	2,904.93
Professional Fees-Ordinary Course	—				—		—	—	—	—
Rent	24,993.97				24,993.97		24,993.97	—	—	24,993.97
Repairs & Maintenance	—						—	—	—	—
Roadgard	—				—		—	—	—	—
Seminars & Meetings	176.76				176.76		176.76	—	—	176.76
Taxes & Licenses	11,711.53				11,711.53		11,711.53	—	—	11,711.53
Telephone	8,968.22				8,968.22		8,968.22	—	—	8,968.22
Temporary Agency Staff	—				—		—	—	—	—
Travel	3,649.12				3,649.12		3,649.12	—	—	3,649.12
Utilities	6,598.93				6,598.93		6,598.93	—	—	6,598.93
Interest to Finova	—				—		—	—	—	—
Payroll Paid TTG	—				—		—	—	—	—
Payroll Paid SMC	365,590.92				182,754.60	182,836.32	182,754.60	182,836.32	—	365,590.92
Restructuring Officer	—				—		—	—	—	—
Insurance Renewal	—				—		—	—	—	—
Voyager Payment	127,873.11				127,873.11		127,873.11	—	—	127,873.11
Pre-Filing Prepays	—				—		—	—	—	—
Deposit to Lender	—				—		—	—	—	—
US Trustee	—				—		—	—	—	—
Bankruptcy Professionals	—				—		—	—	—	—
Other	7,148.33				7,148.33		7,148.33	—	—	7,148.33

Total Other Cash Disbursements	619,540.61	—	—	—	436,704.29	182,836.32	436,704.29	182,836.32	—	619,540.61

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,329,970.49	—	—	—	1,147,134.17	182,836.32	1,147,134.17	182,836.32	—	1,329,970.49

	47,496.91	8,647.50	19,740.73	19,108.68	—	—	47,496.91	—	—	47,496.91

Book Balance per bank rec.	47,496.91	8,647.50	19,740.73	19,108.68

In re:	Case No.	03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	1,056,978.32

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,056,978.32

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN		Case #	03-13206	Case No.	03-13206
Monthly Court Report for	October-06
FED ID#	62-1618281

	Consolidated Totals	Peoples 5003363	Armstrong Bank 60025670	Arvest Bank 13637871	Arvest Bank 11462307	Arvest Bank 13637884	WACHOVIA DISBURSEMENT ACCOUNTS
Beginning Cash Position	175,850.94	7,535.39	16,498.47	9,820.62	4,882.98	5,892.25	—

	—
TICO Cash Collected	—
SM Cash Collected	998,173.53	39,346.41	27,227.61	0.00	13,589.01	20,707.31	212,928.91
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	998,173.53	39,346.41	27,227.61	—	13,589.01	20,707.31	212,928.91

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	100,347.95	(38,065.77)	(27,784.48)	(5,376.86)	(14,152.64)	(19,929.10)	729,508.87
	—
	—
	—
	—
Total Cash Receipts and Transfers	1,098,521.48	1,280.64	(556.87)	(5,376.86)	(563.63)	778.21	942,437.78

Cash Disbursements - Loans

Loan Proceeds Checks	637,754.42						637,754.42
Expenses related to Loans	29,721.80						29,721.80

Subtotal - Loans	667,476.22	—	—	—	—	—	667,476.22

Cash Disbursements - Other
Advertising	9,553.93						9,553.93
Bank Charges	5.00						5.00
Claims Funding*	40,139.61						40,139.61
Company Auto	1,074.92						1,074.92
Computer Costs	—						—
Dues And Subscriptions	2,480.00						2,480.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	63.50						63.50
Fixed Assets	934.34						934.34
Forms & Printing	7,762.05						7,762.05
Insurance	3,028.44						3,028.44
Meals & Entertainment	1,216.71						1,216.71
Miscellaneous	1,001.50						1,001.50
Office Expense	1,023.71						1,023.71
Postage	2,942.56						2,942.56
Prepaid Expenses	—						—
Prepaid Software ABS	2,904.93						2,904.93
Professional Fees-Ordinary Course	—						—
Rent	24,455.49						24,455.49
Repairs & Maintenance	2,072.65						2,072.65
Roadgard	—						—
Seminars & Meetings	420.98						420.98
Taxes & Licenses	425.10						425.10
Telephone	9,729.39						9,729.39
Temporary Agency Staff	—						—
Travel	4,383.39						4,383.39
Utilities	5,207.76						5,207.76
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	266,911.71						152,371.17
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	—						—
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	1,764.43						1,764.43

Total Other Cash Disbursements	389,502.10	—	—	—	—	—	274,961.56

TOTAL ALL CASH DISBURSEMENTS	1,056,978.32	—	—	—	—	—	942,437.78

	217,394.10	8,816.03	15,941.60	4,443.76	4,319.35	6,670.46	—

Book Balance per bank rec.	217,394.10	8,816.03	15,941.60	4,443.76	4,319.35	6,670.46

	WACHOVIA PAYROLL ACCOUNTS	AmSouth 50972871	AmSouth 50972898	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	—	7,437.26	5,376.86	118,407.11	175,850.94	—	—	175,850.94

					—	—	—	—
TICO Cash Collected					—	—	—	—
SM Cash Collected		35,003.05	40,197.80	609,173.43	998,173.53	—	—	998,173.53
TIG Cash Collected					—	—	—	—
TPF Cash Collected					—	—	—	—
TCL Cash Collected					—	—	—	—
Other Income Collected					—	—	—	—

SUBTOTAL	—	35,003.05	40,197.80	609,173.43	998,173.53	—	—	998,173.53

					—	—	—	—
					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	114,540.54	(33,657.39)	(39,833.90)	(564,901.32)	(14,192.59)	114,540.54	—	100,347.95
					—	—	—	—
					—	—	—	—
					—	—	—	—
					—	—	—	—

Total Cash Receipts and Transfers	114,540.54	1,345.66	363.90	44,272.11	983,980.94	114,540.54	—	1,098,521.48

					—
Cash Disbursements - Loans					—
					—
Loan Proceeds Checks					637,754.42			637,754.42
Expenses related to Loans					29,721.80			29,721.80

Subtotal - Loans	—	—	—	—	667,476.22	—	—	667,476.22

					—
					—
Cash Disbursements - Other					—
Advertising					9,553.93			9,553.93
Bank Charges					5.00	—	—	5.00
Claims Funding*					40,139.61			40,139.61
Company Auto					1,074.92	—	—	1,074.92
Computer Costs					—	—	—	—
Dues And Subscriptions					2,480.00	—	—	2,480.00
Employee Reimbursements - collections exp					—	—	—	—
Equipment Rental					63.50	—	—	63.50
Fixed Assets					934.34	—	—	934.34
Forms & Printing					7,762.05	—	—	7,762.05
Insurance					3,028.44	—	—	3,028.44
Meals & Entertainment					1,216.71	—	—	1,216.71
Miscellaneous					1,001.50	—	—	1,001.50
Office Expense					1,023.71	—	—	1,023.71
Postage					2,942.56	—	—	2,942.56
Prepaid Expenses					—	—	—	—
Prepaid Software ABS					2,904.93	—	—	2,904.93
Professional Fees-Ordinary Course					—	—	—	—
Rent					24,455.49	—	—	24,455.49
Repairs & Maintenance					2,072.65	—	—	2,072.65
Roadgard					—	—	—	—
Seminars & Meetings					420.98	—	—	420.98
Taxes & Licenses					425.10	—	—	425.10
Telephone					9,729.39	—	—	9,729.39
Temporary Agency Staff					—	—	—	—
Travel					4,383.39	—	—	4,383.39
Utilities					5,207.76	—	—	5,207.76
Interest to Finova					—	—	—	—
Payroll Paid TTG					—	—	—	—
Payroll Paid SMC	114,540.54				152,371.17	114,540.54	—	266,911.71
Restructuring Officer					—	—	—	—
Insurance Renewal					—	—	—	—
Voyager Payment					—	—	—	—
Pre-Filing Prepays					—	—	—	—
Deposit to Lender					—	—	—	—
US Trustee					—	—	—	—
Bankruptcy Professionals					—	—	—	—
Other					1,764.43	—	—	1,764.43

Total Other Cash Disbursements	114,540.54	—	—	—	274,961.56	114,540.54	—	389,502.10

					—

TOTAL ALL CASH DISBURSEMENTS	114,540.54	—	—	—	942,437.78	114,540.54	—	1,056,978.32

	—	8,782.92	5,740.76	162,679.22	217,394.10	—	—	217,394.10

Book Balance per bank rec.		8,782.92	5,740.76	162,679.22

In re:	Case No.	03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	678,927.50

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$678,927.50

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp		Case No.	03-13205	Case No.	03-13205
Monthly Court Report for	October-06
FED ID#	57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(357,508.91)	105,394.24	506,337.43	(793,898.31)	(175,342.27)	(357,508.91)	—	—	(357,508.91)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,384,643.41		1,384,643.41		—	1,384,643.41	—	—	1,384,643.41
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—	—				—	—	—	—

SUBTOTAL	1,384,643.41	—	1,384,643.41	—	—	1,384,643.41	—	—	1,384,643.41

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(894,563.74)	308.36	(1,709,528.98)	543,939.42	270,717.46	(1,165,281.20)	270,717.46	—	(894,563.74)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	490,079.67	308.36	(324,885.57)	543,939.42	270,717.46	219,362.21	270,717.46	—	490,079.67

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	559.72			559.72		559.72			559.72

Subtotal - Loans	559.72	—	—	559.72	—	559.72	—	—	559.72

Cash Disbursements - Other	—					—
Advertising	190,382.91			190,382.91		190,382.91			190,382.91
Bank Charges	18,442.18			18,442.18		18,442.18	—	—	18,442.18
Claims Funding*	48,491.23			48,491.23		48,491.23			48,491.23
Company Auto	3,218.88			3,218.88		3,218.88	—	—	3,218.88
Computer Costs	7,087.50			7,087.50		7,087.50	—	—	7,087.50
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	4,009.76			4,009.76		4,009.76	—	—	4,009.76
Fixed Assets	—			—		—	—	—	—
Forms & Printing	2,427.73			2,427.73		2,427.73	—	—	2,427.73
Insurance	1,852.58			1,852.58		1,852.58	—	—	1,852.58
Meals & Entertainment	1,124.76			1,124.76		1,124.76	—	—	1,124.76
Miscellaneous	11,701.38			11,701.38		11,701.38	—	—	11,701.38
Office Expense	4,525.68			4,525.68		4,525.68	—	—	4,525.68
Postage	8,160.96			8,160.96		8,160.96	—	—	8,160.96
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	250.00			250.00		250.00	—	—	250.00
Professional Fees-Ordinary Course	3,136.68			3,136.68		3,136.68	—	—	3,136.68
Rent	16,164.60			16,164.60		16,164.60	—	—	16,164.60
Repairs & Maintenance	2,506.68			2,506.68		2,506.68	—	—	2,506.68
Roadgard	28,768.23			28,768.23		28,768.23	—	—	28,768.23
Seminars & Meetings	1,600.00			1,600.00		1,600.00	—	—	1,600.00
Taxes & Licenses	497.88			497.88		497.88	—	—	497.88
Telephone	9,151.68			9,151.68		9,151.68	—	—	9,151.68
Temporary Agency Staff	2,895.00			2,895.00		2,895.00	—	—	2,895.00
Travel	3,350.31			3,350.31		3,350.31	—	—	3,350.31
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	268,389.54			146,164.01	122,225.53	146,164.01	122,225.53	—	268,389.54
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	22,421.58			22,421.58		22,421.58	—	—	22,421.58
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	17,810.05			17,810.05		17,810.05	—	—	17,810.05

Total Other Cash Disbursements	678,367.78	—	—	556,142.25	122,225.53	556,142.25	122,225.53	—	678,367.78

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	678,927.50	—	—	556,701.97	122,225.53	556,701.97	122,225.53	—	678,927.50

	(546,356.74)	105,702.60	181,451.86	(806,660.86)	(26,850.34)	(694,848.67)	148,491.93	—	(546,356.74)

Book Balance per bank rec.	(546,356.74)	105,702.60	181,451.86	(806,660.86)	(26,850.34)

In re:	Case No.	03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)

Owner Draw*

Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow
(Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Dormant		Case #	03-13207	Case No.	03-13207
Monthly Court Report for	October-06
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No.	03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period	October-06

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disburesements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Curent Month Actual Column)
Total Disbursements	—

Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management -Lousiana- InActive		Case	#	03-13210	Case No.	03-13210
Monthly Court Report for	October-06
FED ID#	57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—		—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—		—	—	—	—

	—	—	—	—	—	—		—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period October-06

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues
Less: Returns and Allowances
Net Revenue	$0.00	$0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory
Cost of Goods Sold	$0.00	$0.00
Gross Profit	$0.00	$0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	$0.00	$0.00
Net Proft (Loss) Before Other Income & Expenses	$0.00	$0.00
OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items	$0.00	$0.00
REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	$0.00	$0.00
Income Taxes
Net Profit (Loss)	$0.00	$0.00
__________
*” Insider is defined in 11 U.S.C Section 101(31).		Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period October-06

SEE ATTACHED FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date
Other Costs
Total Other Costs	$0.00	$0.00

Other Operation as Expenses
Total Other Operational Costs	$0.00	$0.00

Other Income
Total Other Income	$0.00	$0.00

Other Expenses
Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses
Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

10/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	—	—	—	3,308,667	—	—	3,308,667	69.3%	—	3,308,667	65.5%
I/B Income	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Fee Income	—	—	—	550,246	—	—	550,246	11.5%	—	550,246	10.9%
Late Charges	—	—	—	341,152	—	—	341,152	7.1%	—	341,152	6.8%

Total Interest Income	—	—	—	4,200,065	—	—	4,200,065	87.9%	—	4,200,065	83.1%
Interest Expense	—	—	—	212,500	185,032	—	397,532	8.3%	—	397,532	7.9%

Net Interest Income	—	—	—	3,987,564	(185,032)	—	3,802,533	79.6%	—	3,802,533	75.2%

Provision for Loan Losses
P&L Recoveries	—	—	—	(53,209)	—	—	(53,209)	-1.1%	(457)	(53,666)	-1.1%
Reserves	—	—	—	129,002	—	—	129,002	2.7%	—	129,002	2.6%
Cash	—	—	—	1,035,642	—	—	1,035,642	21.7%	—	1,035,642	20.5%

Total Provision	—	—	—	1,111,434	—	—	1,111,434	23.3%	(457)	1,110,977	22.0%

Net Interest included Provision	—	—	—	2,876,130	(185,032)	—	2,691,098		457	2,691,555

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	462,155	—	—	462,155	9.7%	—	462,155	9.1%
Insurance Commissions	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	35,298	—	—	35,298	0.7%	—	35,298	0.7%
Other Income	—	—	—	57,255	20,759	—	78,014	1.6%	278,472	356,486	7.1%

Total Direct Income	—	—	—	554,708	20,759	—	575,467	12.1%	278,472	853,939	16.9%
Total Revenue	—	—	—	4,754,772	20,759	—	4,775,531	100.0%	278,472	5,054,004	100.0%

Expenses

Personnel
Salaries & Wages	—	—	—	1,403,884	56,745	—	1,460,629	30.6%	—	1,460,629	28.9%
Commissions/Bonus	—	—	—	205,386	—	—	205,386	4.3%	—	205,386	4.1%
Benefits	—	—	—	191,301	1,585	—	192,887	4.0%	—	192,887	3.8%
Taxes	—	—	—	126,569	2,424	—	128,993	2.7%	—	128,993	2.6%
Other	—	—	—	4,812	—	—	4,812	0.1%	—	4,812	0.1%

Total Personnel	—	—	—	1,931,952	60,754	—	1,992,707	41.7%	—	1,992,707	39.4%

Building
Rent	—	—	—	204,146	165	—	204,311	4.3%	—	204,311	4.0%
Utilities	—	—	—	49,958	513	—	50,471	1.1%	—	50,471	1.0%
Depreciation	—	—	—	58,435	52,116	—	110,551	2.3%	459	111,011	2.2%
Other	—	—	—	13,839	—	—	13,839	0.3%	110	13,949	0.3%

Total Building	—	—	—	326,378	52,795	—	379,172	7.9%	569	379,741	7.5%

Telecommunications
Telephone	—	—	—	81,666	953	—	82,619	1.7%	—	82,619	1.6%
Computers	—	—	—	55,987	3,859	—	59,846	1.3%	—	59,846	1.2%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	—	—	—	137,654	4,812	—	142,465	3.0%	—	142,465	2.8%

Advertising	—	—	—	161,831	—	—	161,831	3.4%	—	161,831	3.2%
Reinsurance Claims Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Professional Fees	—	—	—	34,204	654,294	—	688,498	14.4%	—	688,498	13.6%
Collection Expense	—	—	—	2,844	—	—	2,844	0.1%	350	3,194	0.1%
Travel	—	—	—	98,691	125	—	98,816	2.1%	—	98,816	2.0%
Office Expense	—	—	—	122,675	3,307	—	125,982	2.6%	—	125,982	2.5%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	5,883	—	—	5,883	0.1%	—	5,883	0.1%
Taxes & Licenses	—	—	—	25,854	625	—	26,479	0.6%	—	26,479	0.5%
Other	—	—	—	51,713	214	—	51,927	1.1%	4,850	56,777	1.1%

Total Other Expense	—	—	—	206,125	4,146	—	210,271	4.4%	4,850	215,121	4.3%

Total Direct Expense	—	—	—	4,223,614	961,957	—	5,185,571	108.6%	5,312	5,190,883	102.7%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	—	—	—	531,158	(941,198)	—	(410,040)	-8.6%	273,160	(136,880)	-2.7%
Income Tax (34%)	—	—	—	205,133	—	—	205,133	4.3%	—	205,133	4.1%

Net Income	—	—	—	326,025	(941,198)	—	(615,173)	-12.9%	273,160	(342,013)	-6.8%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru October 31, 2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,619	12,926	—	116,588,202	36	—	116,966,784	68.9%	10,166,085	127,132,869	76.3%
I/B Income	—	—	—	—	—	—	—	0.0%	3,675,403	3,675,403	2.2%
Fee Income	226,383	105,384	—	15,646,492	—	—	15,978,259	9.4%	51,566	16,029,825	9.6%
Late Charges	149,281	—	—	9,744,962	—	—	9,894,242	5.8%	1,064,348	10,958,590	6.6%

Total Interest Income	741,283	118,310	—	141,979,656	36	—	142,839,285	84.2%	14,957,402	157,796,688	94.8%

Interest Expense	113,794	52,912	0	6,815,753	6,945,084	—	13,927,543	8.2%	3,252,426	17,179,969	10.3%

Net Interest Income	627,489	65,398	(0)	135,163,903	(6,945,048)	—	128,911,743	76.0%	11,704,976	140,616,718	84.4%

Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(1,849,841)	—	—	(1,859,336)	-1.1%	(2,480,585)	(4,339,921)	-2.6%
Reserves	—	(20,000)	—	2,792,294	—	—	2,772,294	1.6%	(7,657,559)	(4,885,265)	-2.9%
Cash	557,239	64,134	4,612	34,409,277	—	—	35,035,262	20.6%	21,334,581	56,369,842	33.9%

Total Provision	547,854	44,024	4,612	35,351,730	—	—	35,948,219	21.2%	11,196,437	47,144,656	28.3%

Net Interest included Provision	79,635	21,375	(4,612)	99,812,173	(6,945,048)	—	92,963,524		508,539	93,472,062

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	17,485,346	—	—	17,485,346	10.3%	1,598,728	19,084,075	11.5%
Insurance Commissions	—	—	3,223,179	(1,037,744)	—	—	2,185,435	1.3%	69,787	2,255,222	1.4%
Earned Insurance	—	—	—	—	—	—	—	0.0%	388,523	388,523	0.2%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	896	1,096,911	—	—	1,097,807	0.6%	—	1,097,807	0.7%
Other Income	171,288	256,832	2,042,382	2,396,946	1,239,178	—	6,106,626	3.6%	(20,210,135)	(14,103,509)	-8.5%

Total Direct Income	171,288	256,832	5,266,457	19,941,459	1,239,178	—	26,875,214	15.8%	(18,153,097)	8,722,118	5.2%

Total Revenue	912,570	375,142	5,266,457	161,921,116	1,239,215	—	169,714,500	100.0%	(3,195,695)	166,518,805	100.0%

Expenses

Personnel
Salaries & Wages	86,164	172,532	1,557,993	47,405,604	2,452,478	—	51,674,771	30.4%	5,116,963	56,791,734	34.1%
Commissions/Bonus	—	58,213	366,715	8,638,752	302,445	—	9,366,124	5.5%	481,502	9,847,625	5.9%
Benefits	6,989	12,842	142,412	5,790,698	109,068	—	6,062,009	3.6%	451,031	6,513,040	3.9%
Taxes	6,914	15,553	159,820	5,001,216	200,920	—	5,384,423	3.2%	576,977	5,961,400	3.6%
Other	—	—	66,338	268,164	83,006	—	417,508	0.2%	126,684	544,192	0.3%

Total Personnel	100,067	259,140	2,293,278	67,104,434	3,147,916	—	72,904,835	43.0%	6,753,157	79,657,991	47.8%

Building
Rent	392	9,889	184,677	6,629,855	277,392	—	7,102,205	4.2%	878,197	7,980,401	4.8%
Utilities	—	216	40,071	1,528,708	50,881	—	1,619,875	1.0%	152,536	1,772,411	1.1%
Depreciation	40,494	2,445	84,488	2,339,573	421,566	—	2,888,566	1.7%	629,232	3,517,799	2.1%
Other	428	257	—	477,694	12,079	—	490,458	0.3%	107,404	597,862	0.4%

Total Building	41,314	12,806	309,236	10,975,830	761,918	—	12,101,104	7.1%	1,767,369	13,868,474	8.3%

Telecommunications
Telephone	6,010	6,411	89,222	3,076,034	184,982	—	3,362,660	2.0%	390,697	3,753,357	2.3%
Computers	27,156	3,315	80,347	1,358,140	341,810	—	1,810,768	1.1%	379,889	2,190,656	1.3%
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.2%	90,357	482,765	0.3%
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149	0.0%

Total Telecommunications	34,032	10,141	185,601	4,785,139	550,372	—	5,565,284	3.3%	861,643	6,426,927	3.9%

Advertising	—	113	43,816	4,962,298	4,720	—	5,010,946	3.0%	163,736	5,174,682	3.1%
Reinsurance Claims Expense	—	—	—	1,267,957	—	—	1,267,957	0.7%	1,580,370	2,848,327	1.7%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	418,033	418,033	0.3%
Professional Fees	2,386	9,408	36,482	850,812	45,900,504	—	46,799,592	27.6%	100,846	46,900,438	28.2%
Collection Expense	1,860	51	—	66,119	—	—	68,029	0.0%	678,735	746,765	0.4%
Travel	—	6,620	24,540	3,251,748	128,170	—	3,411,079	2.0%	207,618	3,618,697	2.2%
Office Expense	23,071	3,158	52,550	4,007,250	266,425	—	4,352,453	2.6%	489,081	4,841,534	2.9%
Entertainment	—	68	—	115,490	35	—	115,593	0.1%	126	115,719	0.1%
Amortization	—	—	101,806	417,937	—	—	519,743	0.3%	12,568,082	13,087,825	7.9%
Taxes & Licenses	5,636	3,405	20,599	917,942	87,567	—	1,035,149	0.6%	203,014	1,238,163	0.7%
Other	1,326	29,298	567,361	2,739,496	113,874	—	3,451,355	2.0%	2,305,361	5,756,717	3.5%

Total Other Expense	30,033	35,930	742,315	8,198,115	467,901	—	9,474,294	5.6%	15,565,664	25,039,958	15.0%

Total Direct Expense	871,340	431,143	3,639,880	143,629,934	57,906,585	—	206,478,883	121.7%	42,546,035	249,024,917	149.5%
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	0.0%	42,497	0	0.0%

Net Income Before Taxes	41,231	(56,002)	1,611,480	18,269,324	(56,587,919)	—	(36,721,886)	-21.6%	(45,784,226)	(82,506,112)	-49.5%
Income Tax (34%)	—	—	66,684	6,991,758	5,481,666	—	12,540,109	7.4%	(10,708,208)	1,831,901	1.1%

Net Income	41,231	(56,002)	1,544,796	11,277,565	(62,069,585)	—	(49,261,995)	-29.0%	(35,076,018)	(84,338,013)	-50.6%

THAXTON MONTHLY OPERATING REPORT -October 2006	Income Statement YTD

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period October-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

LIABILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases- Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

*” Insider is defined in 11 U.S.C Section 101(31).	Form Mor -3

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered
SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period	October-06

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

LIAMBILITIES AND OWNER EQUITY	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor - 3 (Con’t)

The Thaxton Group

Balance Sheet

10/17/2003

									NONE BANKRUPTCY Reinsurance
	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total		Total Company
Assets

Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity

Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

The Thaxton Group

Balance Sheet

10/31/2006

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	—	—	—	1,736,645	13,936,185	—	15,672,830	(52)	—	(52)	15,672,778
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	—	—	—	75,578,690	—	—	75,578,690	3,675	—	3,675	75,582,365
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,942,527)	—	—	(12,942,527)	—	—	—	(12,942,527)
Loss Reserve	—	—	—	(8,590,967)	(10,000)	—	(8,600,967)	—	—	—	(8,600,967)
Unearned Insurance	—	—	—	(1,954,017)	—	—	(1,954,017)	(1,777,541)	(438,605)	(2,216,146)	(4,170,163)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,218,162	498,627	—	6,716,789	82,144	—	82,144	6,798,934
Accumulated Depreciation	—	—	—	(4,464,166)	(498,627)	—	(4,962,793)	(77,365)	—	(77,365)	(5,040,158)
Accounts Receivable	73,260	—	(102)	1,420,827	8,158	—	1,502,143	81,528	(69,311)	12,216	1,514,359
Repossessed Automobiles	—	—	—	—	—	—	—	69,081	—	69,081	69,081
Intercompany Balance	733,168	57,761	(3,410,817)	(31,115,974)	72,278,327	(6,248,675)	32,293,789	(45,591,515)	13,297,726	(32,293,789)	0
Goodwill	—	—	—	18,073,075	—	—	18,073,075	—	—	—	18,073,075
Other Intangible Assets	—	—	—	—	—	—	—	—	—	—	—
Accumulated Amortization	—	—	—	(172,380)	—	—	(172,380)	—	—	—	(172,380)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(12,160,920)	—	—	—	—	—
DAC Commissions	—	—	—	174,494	—	—	174,494	—	132,951	132,951	307,446
Prepaid Assets	—	—	—	962,942	8,562	—	971,504	7,341	—	7,341	978,845
Other Assets	—	—	—	483,304	127,365	—	610,668	1,647	22,914	24,561	635,229

Total Assets	806,428	57,761	(3,410,919)	45,408,108	110,706,204	(18,409,595)	135,157,987	(47,201,057)	12,945,675	(34,255,382)	100,902,605

Liabilities & Stockholders’ Equity
Liabilities
Accrued Interest Payable	—	—	1,510	—	8,526,838	—	8,528,348	32,347	—	32,347	8,560,694
Notes Payable	—	—	67,738	—	34,841,493	—	34,909,231	—	—	—	34,909,231
Subordinated Notes Payable	—	—	—	—	120,891,722	—	120,891,722	1,896,371	—	1,896,371	122,788,093
Accounts Payable	4,236	1,509	13,541	692,545	46,432	—	758,263	493,774	3,338,245	3,832,018	4,590,282
Employee Savings	—	—	—	—	1,060,395	—	1,060,395	—	—	—	1,060,395
Income Taxes Payable	—	—	—	6,229,673	(18,000)	—	6,211,673	—	—	—	6,211,673
Claims Reserves	—	—	—	395,880	—	—	395,880	—	—	—	395,880
Accrued Liabilities - Other	2,334	—	—	2,536,621	4,537,675	—	7,076,630	29,159	—	29,159	7,105,790
Other Liabilities	296,174	—	—	62,995	41,604	—	400,772	63,248	192,208	255,456	656,228

Total Liabilities	302,744	1,509	82,789	9,917,714	169,928,158	—	180,232,915	2,514,899	3,530,452	6,045,351	186,278,266
Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	8,804	—	—	—	8,804
Common Stock	25,000	—	400	(5,452,606)	68,674	5,417,206	58,674	—	—	—	58,674
Additional Paid in Capital	851,000	—	800,000	2,591,277	8,835,345	(4,232,377)	8,845,245	—	—	—	8,845,245
Dividends	—	—	—	—	(443,873)	1,100	(442,773)	—	—	—	(442,773)
Retained Earnings	(543,604)	56,252	(4,702,440)	34,481,005	(53,379,004)	(19,187,192)	(43,274,983)	(49,979,339)	9,396,283	(40,583,056)	(83,858,039)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	171,288	—	—	3,870,717	(14,311,901)	—	(10,269,896)	263,383	18,940	282,323	(9,987,573)

Total Stockholders’ Equity	503,684	56,252	(3,493,708)	35,490,394	(59,221,954)	(18,409,595)	(45,074,928)	(49,715,956)	9,415,223	(40,300,733)	(85,375,661)

Total Liabilities & Stockholders’ Equity	806,428	57,761	(3,410,919)	45,408,108	110,706,204	(18,409,595)	135,157,987	(47,201,057)	12,945,675	(34,255,382)	100,902,605

THAXTON MONTHLY OPERATING REPORT -October 2006

In re:	Case No.	03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

	Reporting Period	October 31, 2006

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior mongh or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reportin period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$89,391.57	$89,391.57	Bi-Weekly	EFT	0
FICA-Employee	0	$110,018.35	$110,018.35	Bi-Weekly	EFT	0
FICA-Employer	0	$110,018.35	$110,018.35	Bi-Weekly	EFT	0
Unemployment	0	$5,271.11	$5,271.11	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$314,699.38	$314,699.38	$0.00		$0.00

State and Local
Withholding	0	$9,850.54	$9,850.54	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$15.66	$15.66	Bi-Weekly		0
Real Property	0	$625.17	$625.17
Personal Property	0	2,724.53	$2,724.53
Other:	0	16,895.88	$16,895.88			0

Total State and Local Taxes	$0.00	$30,111.78	$30,111.78	$0.00		$0.00

TOTAL TAXES		$344,811.16	$344,811.16			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable – Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	0					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*” Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for	October-06

	Consolidated Totals	TICO-HQ	CORPORATE
Beginning Cash Position	0.00	0.00	0.00

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	44,255.65	8,548.26	35,707.39
Outstanding Checks - Adjustment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	44,255.65	8,548.26	35,707.39

Cash Disbursments
Advertising	0.00
Bank Charges	0.00	0.00	0.00
Claims Funding*	0.00	0.00	0.00
Company Auto	0.00	0.00	0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00	0.00	0.00
Equipment Rental	0.00	0.00	0.00
Fixed Assets	0.00	0.00	0.00
Forms & Printing	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00	0.00	0.00
Miscellaneous	0.00	0.00	0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00	0.00	0.00
Prepaid Software ABS	0.00	0.00	0.00
Professional Fees—Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00	0.00	0.00
Roadgard	0.00	0.00	0.00
Seminars & Meetings	0.00	0.00	0.00
Taxes & Licenses	0.00	0.00	0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	46,214.55	8,548.26	37,666.29
Employee Witholding of Insurance/etc	(1,958.90)		(1,958.90)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	44,255.65	8,548.26	35,707.39

	0.00	0.00	0.00

			0.00

PAYROLL - THE THAXTON GROUP
	Period Ending 10/13/2006	Period Ending 10/27/2006	Period Ending	Total
Corporate
Salary expense	$12,186.92	$23,302.30		$35,489.22
FICA/FUTA/SUTA	$494.63	$1,344.96		$1,839.59
401(k) match	$168.74	$168.74		$337.48
Overtime	$—	$—		$—
Bonus	$—	$—		$—

Total	$12,850.29	$24,816.00	$—	$37,666.29

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$3,883.23	$3,883.23		$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08		$584.16
401(k) match	$98.82	$98.82		$197.64
Overtime	$—	$—		$—
Commissions	$—	$—	$—	$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Period Total	$17,124.42	$29,090.13	$—	$46,214.55

401(k) payable	$(867.30)	$(867.30)		$(1,734.60)
Payable to reimbursement	$—	$—		$—
Dental insurance	$(25.86)	$(25.86)		$(51.72)
Cancer insurance	$(13.46)	$(13.46)		$(26.92)
Life insurance	$(9.28)	$(9.28)		$(18.56)
Contingent health liability	$(63.55)	$(63.55)		$(127.10)
Tax/stale date adj	$—	$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$(8,754.50)
Company car	$—	$—	$—

	$16,144.97	$19,356.18	$—	$35,501.15
	$(979.45)	$(9,733.95)	$—	$(10,713.40)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$11,163.64	$11,163.65		$22,327.29
Wage Garnishments	$—	$—		$—
Federal Tax	$2,470.40	$3,403.92		$5,874.32
EE SS Tax	$553.84	$1,242.99		$1,796.83
ER SS Tax	$553.84	$1,242.99		$1,796.83
EE Med Tax	$232.88	$394.04		$626.92
ER Med Tax	$232.87	$394.05		$626.92
State/local Tax	$937.50	$1,514.54		$2,452.04
Futa	$—	$—		$—
Suta	$—	$—		$—
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$16,144.97	$19,356.18	$—	$35,501.15

				$—
reconciliation	$—	$—	$—	$—
Accrual	$979.45	$9,733.95	$—	$10,713.40

PAYROLL - TICO
	Period Ending 10/13/2006	Period Ending 10/27/2006	Period Ending	Total
12,850
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp

Salary expense	$3,883.23	$3,883.23		$7,766.46
FICA/FUTA/SUTA	$292.08	$292.08		$584.16
401(k) match	$98.82	$98.82		$197.64
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—	$—	$—

Total	$4,274.13	$4,274.13	$—	$8,548.26

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$4,274.13	$4,274.13	$—	$8,548.26

Total
Salary expense	$3,883.23	$3,883.23	$—
FICA/FUTA/SUTA	$292.08	$292.08	$—
401(k) match	$98.82	$98.82	$—
Overtime	$—	$—	$—
Commissions	$—	$—	$—
Bonus	$—	$—	$—

Total	$4,274.13	$4,274.13	$—

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia October-06		540439122
Monthly Court Report for		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(175,342.27)	—	—	—	—	—		(175,342.27)

	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,528,658.08	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	270,717.46
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,528,658.08	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	270,717.46

Cash Disbursements - Loans

Gross Wages	1,085,529.06	171,081.22	140,934.04	77,322.81	41,482.53	356,968.39	147,424.39	150,315.68
Federal Tax	92,986.07	13,486.63	13,117.19	4,886.27	3,007.04	32,238.40	10,011.91	16,238.63
SS Tax	61,384.02	9,847.89	8,445.07	4,719.46	2,521.04	19,617.47	8,935.69	7,297.40
Med Tax	15,278.40	2,423.43	1,975.00	1,103.78	589.63	5,024.41	2,089.84	2,072.31
EIC	(51.77)	—	—	—	—	(51.77)	—	—
State Tax	37,882.93	6,386.96	641.51	1,981.00	1,711.05	14,721.80	5,057.77	7,382.84
Advance	1,209.60	562.50	238.76	—	—	—	—	408.34
Mileage	(26,391.95)	(4,349.92)	(4,031.74)	(1,974.58)	(1,238.14)	(10,698.10)	(4,099.47)	—
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	—	—	—	—	—	—	—	—
STD	1,206.80	110.80	149.58	113.57	27.70	437.66	196.67	170.82
Medical	22,349.18	3,203.38	3,773.86	949.74	644.50	7,025.17	2,868.37	3,884.16
401K Loans	2,903.64	547.90	86.54	80.50	—	1,221.08	116.66	850.96
401K Deducts	12,279.27	1,683.49	512.55	476.49	—	4,833.01	385.65	4,388.08
AHL Dental	5,023.24	669.44	862.44	187.54	144.12	1,607.16	917.02	635.52
AHL Cancer	921.04	84.12	50.44	64.84	32.08	372.38	109.70	207.48
AHL Life	2,302.19	325.93	294.12	163.64	74.74	776.52	388.88	278.36
Flex Med	3,374.86	—	42.50	—	—	534.03	356.89	2,441.44
Dep Care	384.60	—	—	—	—	—	—	384.60
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	54.00	12.00	6.00	6.00	—	17.00	9.00	4.00
Garnishment	396.82	—	156.04	—	—	240.78	—	—
Bankrpc	1,060.00	195.00	—	865.00	—	—	—	—
Child support	7,747.23	1,106.00	841.45	1,329.66	—	2,310.80	1,340.32	819.00
Tax Levy	542.50	—	—	—	—	542.50	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	242,975.35	36,295.55	27,161.31	14,952.91	7,646.44	80,770.30	28,684.90	47,463.94
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	13,727.00	1,301.00	997.49	2,194.66	—	3,094.08	1,340.32	819.00
Federal Tax	122,788.96	13,486.63	13,117.19	4,886.27	3,007.04	32,238.40	10,011.91	16,238.63
EE SS Tax	83,517.25	9,847.89	8,445.07	4,719.46	2,521.04	19,617.47	8,935.69	7,297.40
ER SS Tax	83,563.39	9,847.86	8,445.03	4,719.48	2,521.03	19,618.52	8,934.71	7,297.38
EE Med Tax	20,569.85	2,423.43	1,975.00	1,103.78	589.63	5,024.41	2,089.84	2,072.31
ER Med Tax	20,580.64	2,423.43	1,975.05	1,103.75	589.60	5,024.42	2,089.81	2,072.33
State Tax	37,924.46	6,386.96	641.51	1,981.00	1,711.05	14,721.80	5,057.77	7,382.84
Futa	2,234.91	329.84	243.03	191.01	80.93	507.97	249.47	4.64
Suta	8,283.44	1,880.36	736.60	544.60	374.05	1,714.33	842.04	15.66
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(26,850.34)	—	—	—	—	—	—	(26,850.34)

Book Balance per bank rec.	(26,850.34)		—		—	—		(26,850.34)
Ending Bank Balance per bank rec.

In re:	Case No.		03-13182 - 03-13213
THE THAXTON GROUP		Jointly Administered
	Reporting Period	October-06

ACCOUNTS RECEIVABLE RECONCILATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$75,950,384
Plus Amounts billed during the period	$9,847,841
Sold Receivables during month
Less Amounts collected during the period	$(10,219,535)

Total Accounts Receivable at the end of the reporting period	$75,578,690

Accounts Receivable Aging	Amount
0-30 days old	$70,474,978
31-60 days old	$2,178,822
61-90 days old	$1,355,860
91+ days old	$1,569,029

Total Accounts Receivable	$75,578,690

Amount considered uncollectible (Bad Debt) - Reserve

Accounts Receivable (Net)	$75,578,690

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possessin account this period? If yes, provide an explanation below.	X

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2. First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 10/31/06

Aged Accounts Receivable

(Gross Balance as of 10/31/06)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$66,833,063	$66,833,063	$—	$—	$—
Potential (1-30)	$3,641,915	$3,641,915	$—	$—	$—
31-60 Days	$2,178,822	$2,178,822	$—	$—	$—
61-90 Days	$1,355,860	$1,355,860	$—	$—	$—
91 and Over	$1,569,029	$1,569,029	$—	$—	$—
Total Delinquency	$8,745,627	$8,745,627	$—	$—	$—

Total Gross Receivables	$75,578,690	$75,578,690	$—	$—	$—

Post Accounts Payable
(As of 10/31/06)

Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared by Danny Bufford	L\AR Split 2003\ Weekly Loans Rec\ THAXTON MONTHLY OPERATING REPORT - October 2006, AR AP

THE THAXTON GROUP		CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated
JOINTLY ADMINISTERED
Monthly Court Report for	Oct-06

HOLDING COMPANY

	Consolidated Totals	ELIMINATIONS	THAXTON GROUP,INC Corporate	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	TIC -Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	(0.00)	6,248,675.00	73,464,984.72	(3,410,817.00)	57,761.00	733,168.00	(32,028,964.28)	(45,865,183.44)

Cash Transfers between companies	—		(1,385,204.16)				1,111,076.35	274,127.81
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	—		(13,953.70)				14,413.20	(459.50)
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	—		212,500.30				(212,500.30)
Payroll	—
Analysis charges	—
Audit & tax accrual	—		—				—
Transfer of assets	—
Sale of branches	—
Clear outstanding checks	—
Cherokee return premium	—

General Ledger as of 10/31/06	(0.00)	6,248,675.00	72,278,327.16	(3,410,817.00)	57,761.00	733,168.00	(31,115,975.03)	(45,591,515.13)

	(0.00)	6,248,675.00	72,278,327.16	(3,410,817.00)	57,761.00	733,168.00	(31,115,975.03)	(45,591,515.13)

Balance Sheet - October 31, 2006	—	6,248,675.00	72,278,327.00	(3,410,817.00)	57,761.00	733,168.00	(31,115,974.00)	(45,591,515.00)